                                  OFFICE LEASE

                               MARLBOROUGH CAMPUS


                                 by and between


                     MARLBOROUGH CAMPUS LIMITED PARTNERSHIP,

                                   as landlord

                                       and

                           EXACT SCIENCES CORPORATION,
                                    as tenant

                               MARLBOROUGH CAMPUS

                                  OFFICE LEASE

This Office Lease (the "LEASE"), dated as of the date set forth in SECTION 1 of the Summary of Basic Lease Information (the "SUMMARY"), below, is made by and between MARLBOROUGH CAMPUS LIMITED PARTNERSHIP, a Massachusetts limited partnership ("LANDLORD"), and EXACT Sciences Corporation, a corporation ("TENANT").

SUMMARY OF BASIC LEASE INFORMATION

     TERMS OF LEASE                             DESCRIPTION
     --------------                             -----------
1.   Date:                                      January  23, 2003

2.   Premises
     (Article 1)
     2.1      Building:                         That certain six-story building located at 3Com Drive, Marlborough,
                                                Massachusetts in the "Project," commonly referred to in the Project as
                                                "BUILDING 1."

     2.2      Premises:                         Approximately 55,740 rentable square feet of space,  calculated per BOMA
                                                Standard Z65.1-1996 ("BOMA Standard"), located on the fifth and sixth floors of the Building, as further set forth in EXHIBIT A to this Lease
                                                ("PREMISES").

     2.3      Project:                          The Building is part of that certain building complex (the "PROJECT")
                                                consisting of four (4) buildings comprising 530,895 rentable square feet of space, and other improvements, as depicted on EXHIBIT B and as further set forth in SECTION 1.2 of this Lease.

     2.4      Interim Premises                  The portion of the Premises identified in accordance with SECTION 3.2, below.

3.   Lease Term
     (Article 2)

     3.1      Length of Initial Term:           Approximately seven (7) years and six (6) months.

     3.2      Lease Commencement Date:          January 23, 2003.

     3.3      Rent Commencement Date:           July 15, 2003

     3.4      Lease Expiration Date:            July 31, 2010 at 11:59 p.m. EST, unless sooner terminated pursuant to the provisions hereof.

     3.5      Option(s) to Extend               One option to extend for three (3) years.

4.   Base Rent (Article 3):

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     4.1      Base Rent During Initial Term:

                                                     Monthly Installment of       Annual Rental Rate per
      Period                 Annual Base Rent              Base Rent               Rentable Square Foot
      ------                 ----------------        ----------------------       ----------------------
7/15/2003-7/31/2004           $ 1,254,150.00              $ 104,512.50*                   $ 22.50
8/1/2004-7/31/2005            $ 1,282,020.00              $ 106,835.00*                   $ 23.00
8/1/2005-7/31/2006            $ 1,309,890.00              $ 109,157.70*                   $ 23.50
8/1/2006-7/31/2007            $ 1,337,760.00              $ 111,480.00*                   $ 24.00
8/1/2007-7/31/2008            $ 1,385,630.00              $ 113,802.50*                   $ 24.50
8/1/2008-7/31/2009            $ 1,393,500.00              $ 116,125.00*                   $ 25.00
                              --------------
8/1/2009-7/31/2010            $ 1,421,370.00              $ 118,447.50*                   $ 25.50

----------
*Monthly installments of rent shall be reduced, to the extent applicable, by the credit due in accordance with Section 21.2 of this Lease.

EXAMPLE: Based on an initial letter of credit of $1,000,000, and a cost equal to or in excess of 1% of the letter of credit amount, and if the reductions are effective in accordance with Section 21.3 below, the net Base Rent payable, after such credit, shall be as follows (provided, however, when the Base Rent for the first month of the Lease Term (July, 2003) is paid upon execution of this Lease, Tenant may deduct therefrom, the pro rata share of the credit due in accordance with Section 21.2 (not to exceed $833.33 per month) for the period from the date of issuance of the letter of credit to July 31, 2003):

                                 Estimated                    Estimated
                                 Net after L/C Credit:        Net after L/C Credit:
                                 Annual                       Monthly Installment
Period                           Base Rent                    of Base Rent
------                           ------------------------     --------------------------------
7/15/2003-7/31/2004                   $ 1,244,150.00                                 TBD
8/1/2003-7/31/2004                    $ 1,244,150.00                        $ 103,679.17
8/1/2004-7/31/2005                    $ 1,272,020.00                        $ 106,001.67
8/1/2005-7/31/2006                    $ 1,300,890.00                        $ 108,407.50
8/1/2006-7/31/2007                    $ 1,329,760.00                        $ 110,813.33
8/1/2007-7/31/2008                    $ 1,358,630.00                        $ 113,219.17
8/1/2008-7/31/2009                    $ 1,387,500.00                        $ 115,625.00
8/1/2009-7/31/2010                    $ 1,416,370.00                        $ 118,030.83

     4.2      Base Rent During Option Term:     Fair market value, determined in accordance with SECTION
                                                3.1.1 of this Lease.

     4.3      Interim Rent                      Interim Rent, as defined in SECTION 3.2, below

5.   Base Year (Article 4:)                     Calendar year 2003; it being understood that in
                                                calculating Tax Expenses for the Base Year, Landlord shall use one-half of the taxes for the fiscal

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
                                                year from July 1, 2002 to June 30, 2003 and one-half of the taxes for the fiscal year from July 1,2003 to June 30, 2004.

6.   Tenant's Share (Article 4:)                10.5.%

7.   Permitted Use (Article 5:)                 Tenant shall use the Premises for general office,
                                                laboratory and research purposes use, including but not
                                                limited to research and development, sales, training,
                                                biology, clinical and research lab.

8.   Security Deposit (Article 21:)             $1,000,000 letter of credit, adjusted in accordance with
                                                SECTION 21.3 of this Lease.

9.   Parking (Article 28:)                      Tenant's Share of all parking available at the Project
                                                As of the Lease Commencement Date, the Project includes
                                                a total of 1,417 parking spaces.

10.  Address of Tenant (Section 29.16:)         See SECTION 29.16 of this Lease.

11.  Address of Landlord (Section 29.16:)       See SECTION 29.16 of this Lease.

12.  Broker(s) (Section 29.22:)                 Cushman & Wakefield of MA, Inc.

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                                   ARTICLE 1

                  PREMISES, BUILDING, PROJECT, AND COMMON AREAS

     1.1 THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in SECTION 2.2 of the Summary (the "PREMISES") and shown on EXHIBIT A, attached hereto. The Premises consist of substantially all of the fifth and sixth floors of the building designated in
SECTION 2.1 of the Summary (the "BUILDING") and shall be deemed to be the number of rentable square feet as set forth in SECTION 2.2 of the Summary. Tenant shall not have the right to remeasure the Premises. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions (the "TCCS") herein set forth, and Landlord and Tenant covenant as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease. Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises except as follows:
Prior to the Commencement Date, Landlord shall provide a tenant entry by installing doors on the fifth and sixth floors to demise the Premises (the "Landlord's Work"). Tenant shall at its sole cost and expense make such doors secure by installing an internal card reader system in accordance with SECTION 1.5, below.

     1.2 THE BUILDING AND THE PROJECT. The Building is part of a complex of buildings located on the Property consisting of four (4) buildings and other improvements. The term "PROJECT," as used in this Lease, shall mean (i) the Building and the Common Areas (as such term is defined in SECTION 1.3 below),
(ii) the land (which is improved with landscaping, parking areas, access roads and other improvements) upon which the Building and the Common Areas are located as shown on the Project Site Plan, and (iii) the three other office buildings (including without limitation, "BUILDING 2", "BUILDING 3" and "BUILDING 4") located adjacent to the Building and the land upon which such adjacent office buildings are located, all substantially as shown on the Project Site Plan attached hereto as EXHIBIT B.

     1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with Landlord and other tenants in the Project, and subject to the rules and regulations referred to in ARTICLE 5 of this Lease and attached hereto as EXHIBIT D, as applied uniformly to all tenants, those portions of the Building and the Project which are provided, from time to time, for non-exclusive use in common by Landlord, Tenant and any other tenants of the Project (such areas, including without limitation parking areas, driveways, access roads and sidewalks on the Project, whether or not shown on the Project Site Plan, and common facilities within the Building such as lobbies, corridors, stairwells, elevators, loading docks, and restrooms, the Conference Facilities (as defined in Section 1.31, below), Cafeteria (as defined in Section 1.3.2, below) and Fitness Center (as defined in Section 1.3.3, below), together with such other portions of the Project designated to Tenant in writing by Landlord to be shared by Landlord and certain tenants, are collectively referred to herein as the "COMMON AREAS"). Landlord shall maintain and operate the Common Areas in a manner consistent with Comparable Buildings (as defined in SECTION 6.1).

Tenant shall have the right, in common with other tenants of the Building, to use the Cafeteria, the Conference Facilities, the Fitness Center, so long as the same are available to other tenants of the Project, subject to the other terms and conditions of this Lease and such reasonable rules and regulations as Landlord may adopt with respect thereto. Landlord reserves the right to close temporarily or permanently, make alterations or additions to, or change the location of elements of the Project and the Common Areas, including, without limitation, the right to (a) make changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways (except that under no circumstances shall the total number of parking spaces in the Project be reduced below 1417); (b) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) to add additional improvements to the Common Areas; (d) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Project, or any portion thereof; (e) to do and perform such other acts and make such other changes in, to or with respect to the Project, Building and Common Areas as Landlord may deem to be appropriate; and (f) to remove temporarily from use as Common Areas any portion of the Common Areas; provided, however, that Landlord's exercise of the foregoing rights shall not materially, adversely interfere with Tenant's access to the Building and the Premises and/or with Tenant's use and occupancy of the Premises or the Common Areas, other than and excluding the Common Areas of Building 4, which may be withdrawn from Common Areas, subject to the provisions set forth below, and provided further that if Landlord permanently removes any portion of the Conference Facilities, Cafeteria and/or Fitness Center from use as Common Areas during the Lease Term (which right to remove shall be subject to the provisions set forth below), the total square footage contained in the Project and the Premises shall be re-calculated in accordance with the BOMA Standard and Tenant's Share shall be adjusted accordingly. If the Conference Facilities, Cafeteria and/or Fitness Center are closed for a temporary period in excess of six months, other than for reasons related to a casualty, the total square footage in the Premises and Tenant's Share shall be adjusted as set forth in the preceding sentence until such time as those areas are restored to use as Common Areas.

             1.3.1 CONFERENCE FACILITIES. Subject to availability, and prior reservation in accordance with any reasonable procedures implemented by Landlord and provided in writing to Tenant, Tenant shall have the right to use the meeting and training rooms and the auditorium located in Building 4 (collectively, the "CONFERENCE FACILITIES") in common with Landlord and other tenants of the Project, to the extent otherwise permitted by Landlord. The use of such facilities shall be subject to such reasonable rules and requirements as Landlord may establish and provide in writing to Tenant, and to all other provisions of this SECTION 1.3. In no event shall Tenant's right to use such facilities have precedence over Landlord's use thereof (unless the facilities have been previously reserved by Tenant in accordance with Landlord's reasonably established rules and requirements). Notwithstanding any other provision herein to the contrary, Landlord reserves the right, upon written notice to Tenant, (a) to retain a third party operator to operate the Conference Facilities, or (b) to lease the Conference Facilities to a third party, provided, however, in either such case, Landlord shall provide for the right of Tenant to rent, or otherwise use, the Conference Facilities listed below on substantially the same basis as set forth in this Lease. Tenant shall pay Landlord a fee for usage of the meeting rooms and auditorium in accordance with the then current schedule set by Landlord, in Landlord's sole and absolute discretion. The current schedule, which Landlord may change upon written notice to Tenant, is as follows:

Meeting/Conference Room                  Daily Rate             Half-Day Rate
-----------------------                  ----------             -------------
Charles River (Auditorium)               $ 375                  $ 250

Nashua River                             $ 250                  $ 125

Cornell (Building 4 training area)       $ 250                  $ 125

             1.3.2 CAFETERIA. Tenant and its employees, contractors, visitors and consultants shall have the right to use the cafeteria (the "CAFETERIA") located in the Project so long as it is operational provided such parties shall be responsible for payment of all charges for meals and other items purchased at the cafeteria. The use of such facilities by Tenant and/or its employees, contractors, visitors and consultants shall be subject to compliance with the other provisions of this SECTION 1.3. A third party provider currently provides food and beverage service in the Cafeteria. Landlord shall use commercially reasonable efforts to continue to operate the Cafeteria in substantially the same manner as it is operated now, provided, however, that Landlord shall not be required to subsidize the Cafeteria in any manner, and Landlord, in its reasonable discretion, may change the size, configuration or location of the Cafeteria area. In the event that Landlord is unable to locate an operator that will operate the Cafeteria on terms acceptable to Landlord, in its reasonable business discretion, Landlord shall have the right and option, in its sole discretion, to take any steps necessary to reduce or eliminate such costs, including, without limitation, modification or reduction of the food service, provided, however, if Landlord discontinues cafeteria service during the Term, Landlord shall provide an alternative fresh food (including breakfast items, sandwiches, and salads, but not hot food) and vending service and a seating area or facility substantially similar to that which currently exists at the Project.

             1.3.3 FITNESS CENTER. Tenant and its employees, contractors and consultants shall have access to and the right to use the fitness center (the "FITNESS CENTER") located in the Project so long as it is operational provided such parties shall be responsible for payment of all charges customarily charged by Landlord for the use of the fitness center (currently $25.00 per month). The use of such facilities by Tenant and/or its employees, contractors, visitors and consultants shall be subject to compliance with the other provisions of this SECTION 1.3. Landlord shall have the right to require that Tenant's employees sign customary waivers of claims and comply with all safety and other procedures applicable to use of the fitness center. Notwithstanding any other provision herein to the contrary, Landlord reserves the right, upon written notice to Tenant, (a) to retain a third party operator to operate the Fitness Center, (b) to lease the Fitness Center to a third party who agrees to operate a fitness facility which shall be available to tenants of the Project and their employees upon payment of standard charges, and/or (c) to provide a Fitness Center which is unattended, and does not provide amenities such as towels, provided, however, in any such case, Landlord shall provide for the right of Tenant to rent, or otherwise use, the Fitness Center on substantially the same basis as set forth in this Lease. Landlord shall use commercially reasonable efforts to continue to make a fitness facility of substantially similar quality as in existence as of the date of this Lease available at the Project during the Term, provided, however, such facility need not be attended nor provide amenities such as towels. Landlord shall have the right to terminate Tenant's use of the Fitness Center upon ten (10) days prior written notice to Tenant if the Fitness Center is closed.

     1.4 FURNITURE. For no additional charge, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those items of furniture and artwork situated in the Premises (the "FURNITURE") and described on the inventory list attached hereto as EXHIBIT C (the "INVENTORY LIST"). Landlord hereby represents to Tenant that Landlord owns the Furniture and has the right to lease the Furniture to Tenant as described herein. Landlord and Tenant acknowledge that prior to the Lease Commencement Date the parties will conduct a "walk-through" inspection of the Premises in order to confirm the completeness and accuracy of the furniture shown on the Inventory List, and to give Tenant the opportunity to confirm that the Furniture is in good condition and repair. Subject to such "walk-through" inspection, Tenant accepts the Furniture in its "as-is" condition, without any representation or warranty by Landlord. LANDLORD SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS AND/OR WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FURNITURE. During the Term of this Lease, Tenant shall maintain and repair the Furniture as reasonably necessary, and shall insure the same along with its other personal property pursuant to ARTICLE 10 hereof. Upon the expiration or earlier termination of this Lease, Tenant shall surrender the Furniture to Landlord in the same condition and repair as on the Lease Commencement Date, reasonable wear and tear and damage by casualty excepted.

     1.5 CARD KEY ACCESS. If the Premises or the Building are equipped with a card key access system, Tenant's use of the card key access systems shall be subject to the Rules and Regulations set forth on EXHIBIT D, attached hereto. Tenant shall install and operate its own internal card reader system (including, without limitation, card access to the entrance doors to the Premises), and shall provide Landlord with cards providing Landlord with access to the Premises in accordance with the terms of this Lease. Except as expressly provided herein, Tenant shall not have access to those portions of the Building not comprising the Common Areas or the Premises, which shall remain subject to Landlord's sole and exclusive control. Nothing herein shall preclude Landlord from accessing the Premises, subject to the requirements of ARTICLE 27, for purposes of undertaking maintenance or repairs or as otherwise provided in this Lease. Landlord makes no representations or warranties (and hereby expressly disclaims any representations and warranties, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY OF MERCHANTABILITY) regarding the suitability of any key card access system for Tenant's particular purposes. In no event shall Landlord be responsible or liable to Tenant or its employees for any unauthorized entry upon the Premises or for any failure of the access system to prevent such entry. Landlord agrees to continue to keep the Building and Common Areas protected by the current card access monitoring system, or a substantially similar system.

                                   ARTICLE 2

                                   LEASE TERM

     2.1 LEASE TERM. The TCCs of this Lease shall be effective as of the date of this Lease as set forth in SECTION 1 of the Summary (the "EFFECTIVE DATE"). The initial term of this Lease (the "INITIAL TERM") shall be as set forth in SECTION 3.1 of the Summary, shall commence on the date set forth in
SECTION 3.2 of the Summary (the "LEASE COMMENCEMENT DATE"), and shall terminate on the date set forth in SECTION 3.4 of the Summary (the "LEASE EXPIRATION DATE") unless this Lease is sooner terminated as hereinafter provided.

     2.2 OPTION TO EXTEND. Provided Tenant is not in default under the TCC of this Lease beyond any applicable notice and cure periods at the time it exercises the option or at commencement of the Option Term, Tenant shall have the right and option to extend this lease ("Option to Extend") for one additional option period of three years (the "Option Term") upon the same terms and conditions herein set forth except that the Base Rent shall be adjusted in accordance with SECTION 3.1.1, below. To exercise its Option to Extend, Tenant must give Landlord notice in writing sent so as to be received at least nine (9) months but not more than twelve (12) months prior to the expiration of the initial Lease Term. At Landlord's election, Tenant's exercise of its Option shall be void and of no effect if Tenant is in default of this Lease beyond any applicable notice and cure periods on the date it exercises its Option to Extend or on the expiration of the initial Lease Term. Notwithstanding anything to the contrary, in no event shall Tenant be allowed to exercise the Option to Extend when a subtenant or assignee is in possession of more than fifty percent (50%) of the Premises. As used in this Lease, "LEASE TERM" shall mean the Initial Term, and the Option Term, if duly exercised.

                                   ARTICLE 3

                           BASE RENT AND INTERIM RENT

     3.1 BASE RENT. Commencing on the Rent Commencement Date, Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in SECTION 4 of the Summary, payable in equal monthly installments as set forth in SECTION 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever, unless otherwise expressly permitted under this Lease. The Base Rent for the first full month of the Initial Term in which rent is due (i.e. the first month measured from the Rent Commencement Date) shall be paid upon execution of this Lease (minus a pro-rata share of the credit due pursuant to Section 21.2 (not to exceed $833.33 per month) for the period from the date of issuance of the letter of credit to July 31, 2003). If any Rent payment date (including the Rent Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to l/365 of the applicable annual Rent. All other payments or adjustments required to be made under the TCCs of this Lease that require proration on a time basis shall be prorated on the same basis. The "RENT COMMENCEMENT DATE" shall be July 15, 2003.

             3.1.1 BASE RENT DURING OPTION TERM. If Tenant exercises its Option to Extend, the Base Rent for the Premises during the Option Term shall be equal to the then current fair market rent for the Premises based on rents then being charged for space in Comparable Buildings, as reasonably determined by Landlord.

     3.2 INTERIM RENT. Tenant may, upon notice to Landlord, occupy all or a portion of the Premises (the "INTERIM PREMISES") prior to the Rent Commencement Date, and in such event, Tenant shall pay to Landlord "INTERIM RENT" for such portion of the Premises equal to the actual Direct Expenses allocable to the Interim Premises plus Tenant's Electricity Cost for the Interim Premises (at the same rate set forth in SECTION 4.7, below) plus any other Additional Rent payable under this Lease with respect to the Interim Premises, based on Landlord's reasonable estimate of the total of such amounts, payable in monthly installments, commencing on the date that Tenant first occupies any portion of the Interim Premises and thereafter on the first day of each month until the Rent Commencement Date. At least thirty (30) days prior to Tenant's occupying any portion of the Interim Premises, Landlord and Tenant shall agree in writing on the amount and location of such space.

                                   ARTICLE 4

                                 ADDITIONAL RENT

     4.1     GENERAL TERMS. In addition to paying the Base Rent specified in
ARTICLE 3 of this Lease, Tenant shall pay "TENANT'S SHARE" of the annual "DIRECT EXPENSES," as those terms are defined in SECTIONS 4.2.6 and 4.2.2 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in SECTION 4.2.1, below; provided, however, that in no event shall any decrease in Direct Expenses for any Expense Year below Direct Expenses for the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. In addition to the foregoing obligations, Tenant shall also pay "TENANT'S ELECTRICITY COST," as defined in Section 4.7 of this Lease, separately from any increases in Direct Expenses. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the TCCs of this Lease, are hereinafter collectively referred to as the "ADDITIONAL RENT," and the Base Rent and the Additional Rent are herein collectively referred to as "RENT." All amounts due under this ARTICLE 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. The obligations of Tenant to pay the Additional Rent provided for in this ARTICLE 4 shall survive the expiration or earlier termination of the Lease Term for such period of time as is required to reconcile the Estimated Excess and Overpayment Amount of Direct Expenses pursuant to SECTION 4.4.1 hereof; provided, however, that any other contingent or unliquidated contractual claims of Landlord or Tenant (e.g., indemnity) shall survive the expiration or earlier termination of this Lease only for so long as any applicable statute of limitations would permit such actions under Massachusetts law.

     4.2 DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT. As used in this ARTICLE 4, the following terms shall have the meanings hereinafter set forth:

             4.2.1 "BASE YEAR" shall mean the period set forth in SECTION 5 of the Summary.

             4.2.2 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses".

             4.2.3 "EXPENSE YEAR" shall apply only to Operating Expenses and shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

             4.2.4 "OPERATING EXPENSES" shall mean, except as otherwise provided in this SECTION 4.2.4 or otherwise in this Lease, all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof, subject to the allocation thereof as set forth in SECTION 4.3, below. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying utilities (excepting Tenant's Electricity Cost and costs payable by Tenant pursuant to Section 4.7.2), operating, repairing, maintaining, and renovating the utility, telephone, and all other systems and equipment and components thereof of the Buildings and the Project, and the cost of maintenance and service contracts in connection therewith and payments under any equipment rental agreements; (ii) the cost of all insurance carried by Landlord in connection with the Project and any deductibles; (iii) the cost of landscaping the Project, or any portion thereof; (iv) costs incurred in connection with the parking areas servicing the Project; (v) fees and other costs, including management fees (not to exceed three percent (3%) of gross receipts), consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vi) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; provided, however, that wages and/or benefits attributable to personnel above the level of property manager for the Project or property engineer for the Project shall not be included in Operating Expenses;
(vii) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (viii) excepting the items that are at Landlord's sole cost under
SECTION 7.1, repairs or replacements and other costs incurred in connection with the Project that are capital in nature under generally accepted accounting principles; provided, however, that any such capital expenditure shall be amortized (with interest at a commercially reasonable rate) over its useful life (determined in accordance with Treasury Regulations) and the amortized portion and interest applicable to the respective Expense Year shall be included in Operating Expenses; and (ix) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, commonwealth, state or local government for fire and police protection, trash removal, community services, or other services which are not duplicative of "Tax Expenses" as that term is defined in SECTION 4.2.5, below.

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     Notwithstanding anything in this SECTION 4.2.4 to the contrary, for purposes of this Lease, Operating Expenses shall not, however, include the following:

          (A) marketing costs, costs of leasing commissions, renovations, brokerage fees, attorneys' fees and other costs and expenses incurred in connection with Landlord's preparation, negotiation, dispute resolution and/or enforcement of leases, including court costs and attorneys' fees and disbursements in connection with any summary proceeding to dispossess any tenant, or incurred in connection with disputes with prospective tenants, employees, purchasers or mortgagees;

          (B) financing and refinancing costs, interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project and any commissions in connection therewith;

          (C) the original costs of constructing the Building and the Project, or any additions to or expansions of the Property or the Building and all other capital additions thereto;

          (D) expenses to the extent Landlord will be reimbursed by another source (excluding Operating Expense reimbursements by tenants), including without limitation replacement of any items covered by warranties;

          (E) costs incurred to benefit (or resulting from) a specific tenant or items and services selectively supplied to any tenant other than Tenant (e.g., excess utilities);

          (F) expenses for the defense of Landlord's title to the Project;

          (G) expenses incurred in the maintenance, repair and replacement of the Building Structure (as defined in SECTION 7.1);

          (H) charitable or political contributions;

          (I) expenses incurred to comply with governmental regulations (including without limitation all environmental laws and the Americans with Disabilities Act), court order, decree or judgment in effect prior to the Effective Date, except to the extent any noncompliance results from Tenant's use and occupancy of the Premises;

          (J) costs of repairs, restoration or replacement occasioned by fire or other casualty or caused by the exercise of the right of eminent domain, whether or not insurance proceeds or condemnation award proceeds are recovered or adequate for such purposes (except to the extent of the amount of the deductible, which shall be included in Operating Expenses);

          (K) rental on ground leases or other underlying leases and costs of defending any lawsuits with mortgagees or ground landlords;

          (L) costs associated with maintaining Landlord's existence as a corporation or other legal entity; and

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          (M) All electrical charges included in Tenant's Electricity Cost;

          (N) leasehold improvements, alterations and decorations which are made in connection with the preparation of any portion of the Project for occupancy of that portion of the Project by a new tenant,

          (O) costs incurred in connection with the making of repairs or replacements which are the obligation of another tenant or occupant of the Property;

          (P) costs (including, without limitation, attorneys' fees and disbursements) incurred in connection with any judgment, settlement or arbitration award resulting from any tort liability;

          (Q) federal and state income taxes, excess profits taxes, franchise taxes, gift taxes, capital stock tax, inheritance and succession taxes, profit, use, occupancy, gross receipts, rental, capital gains, capital stocks income and transfer taxes imposed upon Landlord or the Property, estate taxes and any other taxes to the extent applicable to Landlord's general or net income;

          (R) any rent, additional rent or other charges under any lease or sublease to or assumed by Landlord;

          (S) legal and other professional fees for matters not relating to the normal administration and operation of the Property or relating to matters which are excluded from Operating Expenses for the Project;

          (T) any costs or expense related to vacant space intended for occupancy by tenants which would not be included in Operating Expenses is the space were occupied;

          (U) sculpture, paintings and other works of art;

          (V) the cost of environmental monitoring, compliance, testing and remediation performed in, on, and around the Project as a result of the violation of any Environmental Law as defined in Section 29.31, but not including ordinary environmental monitoring and testing related to, for example, items such as air quality monitoring and filtration in the Building; provided, however, nothing in this subsection (V) shall limit Tenant's liability for violations of Environmental Law caused by, or contributed to by Tenant; and (W) any fees, fines or penalties arising from Landlord's violation of Applicable Laws, as defined in Article 24, including costs of litigation and attorneys' fees related thereto.

             4.2.5     TAXES.

                   4.2.5.1 "TAX EXPENSES" shall mean all federal, state, commonwealth, county, or local governmental or municipal taxes, fees, charges or kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, measured as if the Project were the only property owned by Landlord, including gross receipts, service tax, value added tax or sales taxes applicable to the receipt of rent or services provided herein, and unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Tax Year (as defined in SECTION 4.2.5.4) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

                   4.2.5.2   Tax Expenses shall include, without limitation:
(i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof (measured as if the Project were the only property owned by Landlord); (ii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof (measured as if the Project were the only property owned by Landlord); (iii) any assessment, tax, fee, levy or charge, upon this transaction; and (iv) the amount of any payments, payments in lieu of taxes, or other consideration (in cash or otherwise) that Landlord is required to make to any taxing authority in connection with any tax abatement or tax exemption agreements benefiting the Project. Notwithstanding the foregoing, Tax Expenses shall expressly exclude any tax penalties incurred by, or assessed against, Landlord relating to Landlord's failure to pay Tax Expenses when due.

                   4.2.5.3 Any costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Tax Year such expenses are paid. Tenant's Share of any refunds of Tax Expenses in excess of the Base Year Tax Expenses shall be credited against Tenant's Tax Expenses and any excess shall be refunded to Tenant regardless of when received, based on the Tax Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Tax Year exceed the total amount paid by Tenant as Additional Rent under this ARTICLE 4 for such Tax Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord within fifteen (15) business days after receipt of Landlord's written demand Tenant's Share of any such increased Tax Expenses included by Landlord as Tax Expenses pursuant to the TCCs of this Lease. Notwithstanding anything to the contrary contained in this SECTION 4.2.5 (except as set forth in SECTION 4.2.5.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and commonwealth/state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under SECTION 4.5 of this Lease.

                   4.2.5.4 Landlord and Tenant agree that the Base Year for the purposes of calculating Tenant's Additional Rent liability for Tax Expenses shall be the calendar year 2003 (which shall be the sum of one-half of the Tax Expenses for the period from July 1, 2002 through June 30, 2003 and one-half of the Tax Expenses for the period from July 1, 2003 through June 30, 2004). Each subsequent twelve (12) month calendar year during the Lease Term shall be referred to as a "TAX YEAR", prorated for any partial Tax Year at the end of the Lease Term. At Landlord's election, Tenant shall pay Tenant's Share of any Excess (as defined in SECTION 4.4) of Tax Expenses pursuant to SECTIONS 4.4.1 and 4.4.2, or within fifteen (15) business days after receipt of Landlord's written demand following the expiration or earlier termination of the Lease Term. Landlord shall provide copies of any invoices or other notices from the taxing authorities evidencing the Tax Expenses to Tenant after receipt of Tenant's written request for such documentation.

             4.2.6 "TENANT'S SHARE" of Operating Expenses and Tax Expenses shall mean the percentage set forth in SECTION 6 of the Summary.

     4.3 ALLOCATION OF DIRECT EXPENSES. The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e. the Direct Expenses) will be shared between the tenants and occupants of the Building and the tenants and occupants of the other buildings in the Project. Accordingly, as set forth in
SECTION 4.2 above, Direct Expenses shall be determined for the Project as a whole, and Tenant shall be responsible for paying Tenant's Share of the Direct Expenses, provided, however, Landlord in its sole discretion, may determine and allocate some or all Direct Expenses which are incurred for the benefit of only one building to that building individually, in which case, if said expenses are allocated to the Building, Tenant's Share of such Direct Expenses shall be based on the percentage determined by dividing the rentable square footage of the Premises by the rentable square footage of the Building. To the extent the entire Project is not at least 95% occupied in any year, Landlord shall adjust the variable components of Operating Expenses for the Base Year, and for any such Expense Year, based on Landlord's reasonable, good faith estimate and reasonable data available to Landlord, to reflect the expenses that would have been incurred had the Project been 95% occupied, so that the Operating Expenses shall be equitably allocate among the tenants of the Project; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year attributable to the Project. In no event shall Landlord be entitled to collect from tenants more than 100% of Direct Expenses.

     4.4 CALCULATION AND PAYMENT OF ADDITIONAL RENT. With respect to Operating Expenses, if for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Operating Expenses for such Expense Year exceeds the annualized amount of Tenant's Share of Operating Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in SECTIONS 4.4.1 AND 4.4.2, below, and as Additional Rent, an amount equal to the excess (the "OE EXCESS"). With respect to Tax Expenses, if for any Tax Year ending or commencing within the Lease Term, Tenant's Share of Tax Expenses for such Tax Year exceeds the annualized amount of Tenant's Share of Tax Expenses applicable to the Base Year, then Tenant shall pay to Landlord, in the manner set forth in SECTIONS 4.4.1 AND 4.4.2, below, and as Additional Rent, an amount equal to the excess (the "TAX EXCESS"). The OE Excess plus the Tax Excess are sometimes referred to herein collectively as the "EXCESS".

             4.4.1 STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Within one hundred twenty (120) days after the end of each applicable Expense Year, Landlord will deliver to Tenant a statement (the "STATEMENT"), which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Excess, if any. Upon receipt of the Statement for each applicable Expense Year, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "ESTIMATED EXCESS," as that term is defined in
SECTION 4.4.2, below. In the event the Statement shows that the amount paid by Tenant under Section 4.4.2, below, exceeded Tenant's Share of Direct Expenses for the Expense Year in question (the "OVERPAYMENT AMOUNT"), then Landlord shall credit the Overpayment Amount against the next due installments of Base Rent and Additional Rent; provided, however, that with respect to the final Expense Year of the Lease Term, Landlord shall pay to Tenant the Overpayment Amount, if any, within thirty (30) days after Tenant's receipt of such Statement. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this ARTICLE 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, if an Excess if present, Tenant shall pay such amount to Landlord within fifteen (15) business days after Tenant's receipt of such final determination. If Tenant provides a written request to Landlord within thirty (30) days after receipt of the Statement provided in this SECTION 4.4.1, Tenant shall be entitled, during reasonable business hours, to review Landlord's books and records on which Landlord has calculated Direct Expenses and shall promptly thereafter provide its written analysis of Direct Expenses to Landlord. If Tenant's review discloses any overpayment by Tenant, Landlord shall either, at Landlord's option, credit such amount to Tenant's next payment of Rent, or refund such amounts within thirty
(30) days after receipt of Tenant's calculations; if Tenant's review discloses any underpayment by Tenant, Tenant shall provide such calculations to Landlord and pay such amounts within thirty (30) days from the time it calculates, or receives the calculation of such amounts. Tenant's audit shall be conducted by either Tenant or a certified public accountant. Tenant's audit may not be conducted by an individual or entity that is retained by Tenant primarily on a contingent fee basis. Landlord shall keep copies of all records relating to the calculation of, and the costs included in, Direct Expenses (and Estimated Direct Expenses described in Section 4.4.2 below) for a period of at least two (2) years (or such longer period as required by law). In the event the Tenant's review establishes that Landlord's calculation of Tenant's Share of the increase in Direct Expenses for any year is overstated by more than ten percent (10%), Landlord shall also reimburse Tenant for the reasonable cost of its out of pocket costs in conducting said review, up to a maximum of $1,000.00. This section 4.4.1 shall survive the expiration or early termination of the Lease. The results of the audit shall be kept confidential by Tenant (except as disclosed to Tenant's attorneys and accountants (who shall also be bound by said confidentiality provision) or as required to be disclosed by Tenant under federal securities laws) and shall remain a private matter between Landlord and Tenant, except as may be required by law. Any dispute between Landlord and Tenant concerning any item of Direct Expenses shall not relieve Tenant of liability for payment of all other Excess amounts of Direct Expenses. The provisions of this SECTION 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

             4.4.2 STATEMENT OF ESTIMATED DIRECT EXPENSES. In addition, Landlord shall have the right to deliver from time to time an expense estimate statement (the

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

"ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing the Direct Expenses for such Expense Year, which shall be based upon the Estimate, to the amount of Direct Expenses for the Base Year. The failure of Landlord to furnish an Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this ARTICLE 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Excess theretofore delivered to the extent necessary. Upon receipt of any Estimate Statement, Tenant shall pay, with its next installment of Base Rent due, the monthly amount of the Estimated Excess for the then-current Expense Year indicated on the Estimate Statement. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall continue to pay monthly, with the monthly Base Rent installments, the monthly amount of the Estimated Excess set forth in any previous Estimate Statement delivered by Landlord to Tenant. Tenant shall be entitled, upon five (5) business day notice to Landlord given within sixty days after receipt of the Estimate Statement, to review Landlord's books and records to evaluate the accuracy of the Estimate Statements, subject to the same provisions applicable to audits as stated in SECTION 4.4.1, above.

     4.5     TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE.

             4.5.1 Tenant shall be liable for and shall pay before delinquency taxes levied against Tenant's equipment, furniture, fixtures and any other personal properly located in or about the Premises (including without limitation taxes levied against the Furniture, if any). If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays any properly assessed taxes based upon such increased assessment, which Landlord shall have the right to do upon fifteen (15) business days prior written notice to Tenant, including reasonably satisfactory backup documentation evidencing such expenses, Tenant shall upon fifteen (15) business days notice to Tenant repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

             4.5.2 If the Alterations in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's standard tenant improvements in other space in the Building leased to or offered to lease to other tenants, which improvements are substantially similar to those in the Premises as of the Lease Commencement Date (the "BUILDING STANDARD"), are assessed (as reasonably determined by Landlord), then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of SECTION 4.5.1, above. Landlord shall reciprocally enforce this provision against other tenants in the Project.

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     4.6     LANDLORD'S BOOKS AND RECORDS. Subject to Tenant's right to review as provided in SECTION 4.4.1, Landlord's books and records evidencing Operating Expenses will be conclusive absent manifest error.

     4.7 TENANT'S ELECTRICITY COST. The Premises are currently not separately metered and, to account for Tenant's electrical use in the Premises, Tenant shall pay to Landlord as Additional Rent an initial flat monthly fee of Four Thousand Six Hundred Forty-five Dollars ($4,645.00), which amount is calculated based on the rate of One Dollar ($1.00) per year per rentable square foot of the Premises ("TENANT'S ELECTRICITY COST"), and is subject to adjustment based on Landlord's reasonable estimate of Tenant's electrical usage.

             4.7.1 Notwithstanding the preceding sentence, Landlord or Tenant (at the requesting party's sole cost and expense) shall have the right to separately meter (or install a sub-meter or check meter for) the Premises at any time during the Lease Term and, thereafter, all charges for Tenant's electrical use shall be as reflected by the meter.

             4.7.2 In the event that Landlord or Tenant installs meters (direct, submeters, checkmeters or flowmeters) which enable Landlord to measure the electricity usage for the air handlers and chillers which service the Lab Areas (as defined in SECTION 6.2, below) of the Premises, then, in addition to Tenant's Electricity Cost, Tenant shall pay to Landlord, as Additional Rent, the electrical expenses attributable to the chillers and air handlers which service the labs within the Premises (including, without limitation, the "freezer farm"). In the event that such usage is not separately metered, then Landlord may give Tenant written notice of Landlord's estimate of Tenant's share of such expenses, along with the information utilized by Landlord in reaching such determination, and Tenant shall reimburse Landlord, as Additional Rent for such electrical expenses (in addition to Tenant's Electricity Cost).

                                   ARTICLE 5

                                 USE OF PREMISES

     5.1 PERMITTED USE. Tenant shall use the Premises solely for the Permitted Use set forth in SECTION 7 of the Summary, and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

     5.2 PROHIBITED USES. The uses prohibited under this Lease shall include, without limitation, use of the Premises or a portion thereof for (i) offices of any agency or bureau of the United States or any commonwealth or state or political subdivision thereof; (ii) offices or agencies of any foreign governmental or political subdivision thereof; (iii) offices of any health care professionals or service organization (operation of a biological research and testing lab as currently performed by Tenant excepted); (iv) schools or other training facilities which are not ancillary to corporate, executive or professional office use; (v) retail or restaurant uses; (vi) commercial broadcast radio or television stations; (vii) telemarketing or call center; or
(viii) collection agency. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in EXHIBIT D, attached hereto, or in violation of the laws of the United States of America, the Commonwealth of Massachusetts, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project including, without limitation, any such laws, ordinances, regulations or requirements relating to Hazardous Materials as defined in SUBSECTION 29.31.1 below. Tenant shall not do or permit anything to be done in or about the Premises which will in any material way interfere with the rights, safety and quiet enjoyment of other tenants or occupants of the Building and the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Project.

     5.3 CC&Rs. Tenant shall comply with all recorded covenants, conditions, and restrictions ("CC&R's") affecting the Project (including any future CC&R's which Landlord in its reasonable discretion may deem reasonably necessary or appropriate) to the extent they apply to the Premises or the Common Areas provided they do not materially interfere with Tenant's use and occupancy of the Premises and, subject to the TCC of this lease, the Common Areas, and this Lease shall be subordinate to any CC&Rs provided that such CC&Rs do not materially interfere with Tenant's use and occupancy of the Premises and, subject to the TCC of this Lease, the Common Areas.

     5.4 CONDITION OF PREMISES. Landlord shall deliver the Premises (including, but not limited to HVAC (as hereinafter defined), electrical, plumbing, sewer and other Building systems, and the exterior walls, roof, parking area, landscaping and walkways) to Tenant on the Lease Commencement Date and Tenant shall accept the Premises in their "AS IS" condition. To Landlord's knowledge, as of the date of this lease, all electrical, plumbing, sewer and other Building Systems servicing the Premises and exterior walls are in good operating condition. In the event that any electrical, plumbing, sewer or other Building Systems servicing the Premises are not in good operating condition on the Lease Commencement Date, provided that Tenant gives Landlord written notice of the nature of the problem prior to the earlier of: (i) Tenant's commencing any changes, alterations or construction in the Premises, or (ii) thirty (30) days after the Lease Commencement Date, time being of the essence, Landlord shall cause such systems to be placed into good operating condition. Other than as expressly set forth in this Lease, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or with respect to the present or future suitability of any part of the Premises for the conduct of Tenant's business or the uses proposed by Tenant. Tenant hereby accepts the Premises, the Building, and all improvements thereon, in their existing condition, subject to all applicable zoning, municipal, county and state (commonwealth) laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject to all of the foregoing and to all matters disclosed in this Lease.

     5.5 DEMISING PLAN. The Premises are shown on the space plan attached hereto as EXHIBIT A and hereby made a part hereof. Tenant shall pay its costs associated with the installation of Tenant's network and other cabling, telecommunications infrastructure, and all of its moving costs incurred in connection with Tenant's occupancy of the Premises.

     5.6 RULES AND REGULATIONS. Tenant shall comply with Landlord's rules and regulations respecting the management, care, use and safety of the Premises, Building and

Project, including without limitation, parking areas, landscaped areas, walkways, elevators, loading docks, hallways and other Common Areas and facilities provided for the common use and convenience of tenants. Such rules and regulations are attached hereto as EXHIBIT D and may be amended from time to time at Landlord's reasonable discretion, upon written notice to Tenant (as amended from time to time, the "RULES AND REGULATIONS"), so long as such modifications do not materially diminish or interfere with Tenant's use and occupancy of the Premises for the Permitted Use. At no time shall Landlord modify the Rules and Regulations to prohibit or materially interfere with Tenant's use of the Premises for the Permitted Use. Landlord agrees that any enforcement of the Rules and Regulations shall be done in a reasonable, uniform and non-discriminatory manner. Tenant's use of the Premises for the conduct of Tenant's business and research activities, as currently conducted by Tenant as of the date of this Lease, and otherwise in accordance with the Permitted Use and the TCC of this Lease, shall not be deemed to be "injurious to the reputation of the Building" under Section A. 20 of Schedule D.


                                   ARTICLE 6

                             SERVICES AND UTILITIES

     6.1 STANDARD TENANT SERVICES. Landlord shall maintain and operate the Building in a manner consistent with other Comparable Buildings (as defined below), and provide ingress and egress control services to the Building in a first-class manner consistent with the Comparable Buildings, shall keep the Building Structure and Building Systems in first-class condition and repair consistent with the Comparable Buildings, and all of such expenses shall be included in Operating Expenses, except to the extent such expenses are specifically excluded from Operating Expenses in accordance with Section 4.2.4. (As used in this Lease, the term "COMPARABLE BUILDINGS" means buildings which are comparable to the Building in terms of age, quality of construction, level of service and amenities, size and appearance and located in a comparable geographical area, as reasonably determined by Landlord.) During the Lease Term, Landlord shall provide the following services (and shall include the costs thereof in Operating Expenses, except as otherwise expressly set forth in this Lease):

                   6.1.1 Subject to limitations imposed by all governmental rules, regulations guidelines applicable thereto, from Monday through Friday from 8 a.m. to 6 p.m. (but excluding Holidays, as defined below) (such dates and times herein called "BUILDING HOURS"), Landlord shall provide heating and air conditioning ("HVAC") to the office portions of the Premises. Tenant may request and Landlord shall provide HVAC service at times other than during Building Hours to the Premises (other than the Lab Areas, as defined in SECTION 6.2, below) at the rate of $50.00 per hour, with a minimum charge of $100.00 (two hours);
        provided, however, that Tenant shall only be charged for after hours HVAC actually requested by Tenant. Landlord reserves the right reasonably to increase the cost for after hours air conditioning.

             6.1.2 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Common Areas within the Building.

             6.1.3 On weekdays during the Lease Term, Landlord shall provide janitorial services to the Premises (unless Tenant notifies Landlord that Tenant will be privately contracting for janitorial services within its labs), except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with Comparable Buildings.

             6.1.4 Landlord shall provide nonexclusive, non-attended automatic passenger elevator service for all elevators in the Building during Building Hours and, subject to closures for routine maintenance or repair, shall have one (1) elevator available at all other times to provide service to the Premises; provided, however, Landlord shall use reasonable efforts to schedule the timing of such routine maintenance or repair, and shall otherwise use commercially reasonable efforts to minimize any interference with Tenant's Permitted Use and enjoyment of the Premises.

             6.1.5 Landlord shall provide electricity for lights and electrical outlets within the Premises, and Tenant shall pay for such electricity pursuant to Tenant's obligation to pay Tenant's Electricity Charge.

             6.1.6 Landlord shall provide a security guard to patrol the Project between the hours of 6 p.m. and 8 a.m., and shall maintain the existing current card access monitoring system, or a substantially similar system.

             6.1.7 Landlord shall provide exterior and interior window washing with frequency as reasonably determined by Landlord.

             6.1.8 Landlord shall provide disposal of garbage, trash and refuse from the Premises (other than and excluding Tenant's laboratories) and the Property, excluding the disposal of Hazardous Materials (as defined in Section 29.31) and other hazardous wastes or substances and medical wastes or substances used, stored or generated by Tenant or in connection with Tenant's use of the Premises, which materials shall be disposed of in accordance with all Applicable Laws by Tenant at its sole cost and expense.

             6.1.9 Landlord shall provide for routine clearance and removal of snow and ice from the parking areas, driveways and walkways of the Property.

             6.1.10 Landlord shall provide a monument sign near the entrance to the Project with tenants' names listed on it.

             6.1.11 Such other services as are specifically identified in this Lease.

     For the purposes of this Lease the term "HOLIDAY" shall mean and refer to New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, day after Thanksgiving Day and Christmas Day.

     6.2 SPECIAL HVAC SERVICES. Subject to the provisions of SECTIONS 4.7.2 AND 7.1, and provided that Tenant designs and modifies the HVAC system ductwork and controls for the sixth floor of the Premises to the "freezer farm" area of the Premises and any other lab areas within the Premises (collectively, the "LAB AREAS") designated on EXHIBIT A, so that the Lab Areas can be cooled separately from the remainder of the Building (e.g. while other areas of the Building are being heated, or not being cooled), Landlord shall provide continuous air conditioning to the Lab Areas, provided however, Landlord shall not be liable to Tenant for any unexpected outages or reductions in electrical power or air conditioning supply or any damages in connection therewith. Notwithstanding the foregoing, in the event that Landlord must shut down HVAC or electrical power to the Premises or any portion thereof for maintenance or repairs, Landlord shall give Tenant at least twenty-four hours (24) advance notice of the estimated time and date for such work, and the length of time service is expected to be interrupted and provided that Landlord has given Tenant such notice, Landlord shall not be liable to Tenant for any such scheduled outages or reductions in electrical power or air conditioning supply or any damages in connection therewith. Tenant shall be solely responsible for providing back-up power for air conditioning for the Lab Areas and back-up air conditioning for the Lab Areas should Tenant deem it necessary (for scheduled as well as unscheduled outages or reductions).

     6.3 REQUIREMENTS OF TENANT. At all times during the Lease Term, Tenant shall cooperate with Landlord and abide by all regulations and requirements that Landlord may reasonably prescribe and provide to Tenant in writing for the proper functioning and protection of the Building HVAC, electrical, mechanical and plumbing systems.

     6.4 INTERRUPTION OF USE. Except as expressly provided herein, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease (provided, however, nothing in the foregoing sentence is intended to relieve Landlord from its obligations under this Lease, and/or to excuse Landlord from curing any default by Landlord under this Lease). Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this ARTICLE 6. Under all circumstances, to the extent there is an interruption in any service relating to the Premises for which Landlord maintains repair responsibility under this Lease, Landlord shall use commercially reasonable efforts to remedy the problem within twenty-four (24) hours of receipt of notice from Tenant. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease, provided that (i) the Premises are not thereby rendered untenantable, and (ii) the same does not materially adversely interfere with Tenant's Permitted Use of the Premises.

                                    ARTICLE 7

                                     REPAIRS

     7.1 LANDLORD'S OBLIGATIONS. Landlord shall maintain, repair and replace as necessary the structural portions of the Building, including the foundation, floor/ceiling slabs, roof structure, exterior walls, columns, beams and shafts (including elevator shafts) (collectively, "BUILDING STRUCTURE") at its sole cost and expense. Landlord shall also maintain, repair and replace as necessary the parking areas, sidewalks and access roads (including snow and ice removal), landscaping, fountains, water falls, exterior Project signage, exterior glass and mullions, stairs and stairwells, elevator cabs and equipment, plazas, art work, sculptures, men's and women's washrooms, Building mechanical, electrical and telephone closets, and all common and public areas and the Building security, mechanical, electrical, life safety, plumbing, sprinkler systems and HVAC systems (collectively, the "BUILDING SYSTEMS") and all other Common Areas within the Project, and the cost of such maintenance and repair (or the amortized portion of the capital expenses of such maintenance and repairs, as applicable), shall be included in Operating Expenses. Landlord shall undertake reasonable efforts to perform all maintenance, repairs and replacements pursuant to this SECTION 7.1 promptly after Landlord learns of the need for such maintenance, repairs and replacements, but in any event within thirty (30) days after Tenant provides written notice to Landlord of the need for such maintenance, repairs and replacements; provided, however, that in cases of emergency (i.e., circumstances which, if not addressed promptly, could result in material damage to persons and property), Landlord shall perform any maintenance, repairs and replacements as soon as reasonably practicable after it learns of the need for such maintenance, repairs and replacements. In the event that any maintenance, repair and/or replacement is required of the air handlers and chillers servicing the Lab Areas, and Tenant expects that Tenant will suffer monetary loss or damages if such work is not completed immediately, Tenant shall give notice of such situation to Landlord and Landlord's property manager, clearly stating the emergency nature of the situation, and if Landlord is unable to proceed to effect such maintenance, repairs or replacements immediately, Tenant may do so, and the cost of such work shall be allocated and paid for as provided in the next paragraph of this Section 7.1.

     Notwithstanding anything herein to the contrary, Tenant shall reimburse Landlord as Additional Rent, within thirty (30) days after receipt of Landlord's invoice, for all costs paid to third parties associated with the repair, maintenance and replacement of the air handlers and chillers which service the Lab Areas (as defined in SECTION 6.2, above) of the Premises and such costs shall thereafter not be included in the calculation of Operating Expenses. Notwithstanding the foregoing, with respect to all costs for replacements of the air handlers and chillers (or components thereof) which service the Lab Areas that are capital in nature under generally accepted accounting principles, at Tenant's option, to be exercised within thirty days after receipt of Landlord's first invoice for such costs, in lieu of reimbursing Landlord within thirty days, such costs shall be amortized (with interest at a twelve percent (12%) per annum) over the lesser of (i) the remaining Term of the Lease, or (ii) the useful life of the item being replaced, and Tenant shall pay Landlord, as Additional Rent, on a monthly basis, the amortized portion and interest applicable thereto.

     7.2 TENANT'S OBLIGATIONS. Notwithstanding anything in this Lease to the contrary, Tenant shall be required to repair any damage to the Building Structure and/or the Building Systems to the extent caused due to Tenant's use of the Premises for other than its Permitted Use, unless and to the extent such damage is covered by insurance carried (or required to be carried) by Landlord pursuant to ARTICLE 10 and to which the waiver of subrogation is applicable. Tenant shall, at Tenant's own expense, pursuant to the TCCs of this Lease, including without limitation ARTICLE 8 hereof, maintain all Alterations, Furniture and other personal property of Tenant within the Premises in good order, repair and condition at all times during the Lease Term. Tenant hereby waives any and all rights to terminate this Lease, complete repairs, and off-set the rent as may be provided under the laws of the Commonwealth of Massachusetts, now or hereafter in effect (provided, however, nothing in this sentence is intended to waive any contractual rights Tenant may have under the specific terms and conditions of this Lease).

                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

     8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises which affect the Building Structure, Building Systems or exterior appearance of the Building (collectively, the "ALTERATIONS") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) days prior to the commencement thereof, and which consent shall not be unreasonably withheld, conditioned or delayed by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which materially or adversely affects the Building Structure, Building Systems or exterior appearance of the Building. Tenant shall use Landlord's mechanical, electrical and plumbing engineer(s) for all mechanical, electrical and plumbing design(s) for the Premises, so long as such fees are reasonable and consistent with market rates and so long as Landlord does not charge Tenant an administrative fee as part of the work orders for such contractors. Tenant shall not need the consent of Landlord for decorative changes to the Premises costing less than $10,000. Tenant agrees that Landlord has no obligation to upgrade the electrical service for the Building to meet Tenant's needs, and Tenant agrees that Tenant shall be responsible for the distribution or redistribution of electrical service from the subpanels on the fifth and sixth floors of the Building in connection with the improvements to the Premises to be performed by Tenant. Tenant shall provide Landlord with electric load calculations in connection with the construction of any Alterations, and Tenant shall not exceed the total amperage available from the subpanels located on the fifth and sixth floors of the Building. Notwithstanding the foregoing, subject to Landlord's review and approval of the proposed plans and specifications (which approval shall not be unreasonably withheld, conditioned or delayed), Landlord shall permit Tenant, at Tenant's sole cost and expenses, to increase electrical service to the Building or otherwise to modify the electrical system in the Building to the extent necessary to provide electrical service required for the Lab Areas (including, without limitation, the "freezer farm"), provided that such modifications do not reduce the power available or interrupt the power service to the other tenants of the Building, and/or to the Common Areas of the Building. Tenant shall not exceed the load bearing capacity of the floors within the Building as currently designed, and any modifications required for Tenant's use shall be at Tenant's sole cost and expense, and subject to Landlord's review and approval in accordance with this Lease.

     8.2 MANNER OF CONSTRUCTION. Tenant shall utilize only competent contractors, subcontractors, materials, mechanics and materialmen reasonably approved by Landlord for the construction of any Alterations, which approval shall not be unreasonably withheld, conditioned or delayed; provided, however, that Tenant shall be entitled to use its employees to make Alterations which do not affect the mechanical or structural portions of the Premises or the Building Structure so long as Tenant complies with all other provisions of this ARTICLE
8. Upon Landlord's request (unless Landlord waived, at the time of Landlord's approval of any Alterations pursuant to the provisions of SECTION 8.5, below, its right to make such request), Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term. If such Alterations will involve the use of or disturb Hazardous Materials or substances existing in the Premises, Tenant shall comply with Landlord's rules and regulations concerning, and all Applicable Laws pertaining to, Hazardous Materials or substances with respect to such Alterations. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, commonwealth, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Marlborough, and in conformance with Landlord's construction rules and regulations, if any, provided to Tenant in writing prior to construction of such Alterations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "BASE BUILDING" shall include the Building Structure, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and promptly after notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under ARTICLE 9 of this Lease, upon completion of any Alterations which affect the Building Systems and Building Structures, Tenant agrees to cause such notices as may be necessary to evidence completion of any work undertaken by Tenant to be recorded in the office of the Recorder of the County of Middlesex in accordance with the laws of the Commonwealth of Massachusetts or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

     8.3 PAYMENT FOR IMPROVEMENTS. If payment is made directly to contractors, Tenant shall comply with all Applicable Laws relating to final lien releases and waivers in connection with Tenant's payment for work to contractors. Whether or not Tenant orders any work directly from Landlord, Tenant shall reimburse Landlord for Landlord's reasonable out-of-pocket costs and expenses reasonably incurred in connection with Landlord's review of any Alterations.

     8.4 CONSTRUCTION INSURANCE. In addition to the requirements of ARTICLE 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "BUILDER'S ALL RISK" insurance in an amount reasonably related to the value of such Alterations, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to ARTICLE 10 of this Lease immediately upon completion thereof.

     8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures, equipment and/or appurtenances other than Tenant's trade fixtures and equipment (which shall expressly include all of Tenant's laboratory equipment, testing devices, and ancillary equipment, whether affixed to the Premises or not) which may be installed or placed in or about the Premises, from time to time, shall be and become the property of Landlord upon the expiration or earlier termination of this Lease, subject to the requirements of SECTION 8.2 and Landlord's right to require Tenant to remove such items as provided in this SECTION 8.5. Under no circumstances shall Tenant be required to remove standard office finishes from the Premises (i.e. those office materials and fixtures that are commercially reasonable, appropriate and common in Comparable Buildings). Upon the expiration or earlier termination of this Lease, Tenant may remove any equipment or fixtures installed by Tenant, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to Building Standard condition. Furthermore, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove any Alterations in the Premises and to repair any damage to the Premises and Building caused by such removal (reasonable wear and tear excepted) and return the affected portion of the Premises to Building Standard condition; provided, however, if, in connection with its request for Landlord's approval for particular Alterations, (1) Tenant requests Landlord's decision with regard to the removal of such Alterations, and (2) Landlord thereafter agrees in writing to waive the removal requirement when approving such Alterations, then Tenant shall not be required to so remove such Alterations; provided further, however, that if Tenant requests such a determination from Landlord and Landlord, in its approval of any Alterations, fails to address the removal requirement with regard to such Alterations, Landlord shall be deemed to have agreed to waive the removal requirement with regard to such Alterations. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations in the Premises and return the affected portion of the Premises to Building Standard condition, then at Landlord's option, either
(A) Tenant shall be deemed to be holding over in the Premises and Rent shall continue to accrue in accordance with the TCCs of ARTICLE 16, below, until such work shall be completed, or (B) Landlord may do so and may charge the cost thereof to Tenant, and Tenant shall reimburse Landlord for such costs within ten
(10) days after receipt of Landlord's invoice therefore. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the Tenant's installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease for one (1) year following such expiration or earlier termination. At all times during the Term of this Lease, Tenant shall be entitled to remove, and Landlord shall have no interest in, Tenant's trade fixtures and equipment.

                                    ARTICLE 9

                             COVENANT AGAINST LIENS

     Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least ten (10) business days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract.

                                   ARTICLE 10

                                    INSURANCE

     10.1 INDEMNIFICATION AND WAIVER. Except as otherwise expressly provided herein, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant, except to the extent such damage results from the negligent acts or omissions or willful misconduct of

Landlord, or from Landlord's failure to perform its obligations under this Lease, and in such event, only to the extent not covered by Tenant's insurance required to be carried hereunder. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in the Premises, and to the extent arising from the negligent act or omission of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the TCCs of this Lease, either prior to, during, or after the expiration or earlier termination of the Lease Term, except to the extent such damage results from the negligent acts or omissions or willful misconduct of Landlord, or from Landlord's failure to perform its obligations under this Lease, and in such event, only to the extent not covered by Landlord's insurance required to be carried hereunder. Landlord shall indemnify, defend, protect, and hold harmless Tenant and its officers, agents, employees and contractors from any and all loss, cost damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) to the extent arising from the negligent acts or omissions or willful misconduct of Landlord, its agents, employees and contractors in, on or about the Project, except to the extent such damage results from the negligent acts or omissions or willful misconduct of Tenant, its agents, employees and contractors or from Tenant's failure to perform its obligations under this Lease, but only to the extent covered by Landlord's insurance required to be carried hereunder. Further, Landlord's and Tenant's agreements to indemnify pursuant to this SECTION 10.1 are not intended and shall not relieve any insurance carrier of its obligations, to the extent such policies cover the matters subject to the foregoing indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. The provisions of this SECTION 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

     10.2 TENANT'S COMPLIANCE WITH LANDLORD'S FIRE AND CASUALTY INSURANCE. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises to the extent such requirements are provided by Landlord to Tenant in writing. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase within fifteen (15) business days after receipt of Landlord's written demand; provided, however, that Landlord shall provide reasonably sufficient documentation or other evidence to Tenant that its use and occupancy of the Premises caused such increase in connection with any demand for payment. Landlord represents that as of the date of this Lease Landlord has reviewed with its insurance carrier Tenant's Permitted Use under this Lease and Landlord has been advised that the Permitted Use does not currently subject Landlord to increased insurance premiums. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

             10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including the equivalent of the coverage provided by a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in SECTION 10.1 of this Lease, for limits of liability not less than:

             Bodily Injury and               $4,000,000 each occurrence
             Property Damage Liability       $4,000,000 annual aggregate

             Personal Injury Liability       $4,000,000 each occurrence
                                             $4,000,000 annual aggregate

             10.3.2 Physical Damage Insurance covering any Alterations made to the Premises in accordance with ARTICLE 8 of this Lease and property insurance covering the Furniture and Tenant's personal property, trade fixtures and equipment in the Premises at 100% replacement cost. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion.

             10.3.3 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable commonwealth, state and local statutes and regulations.

     10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Tenant's liability insurance shall (i) name Landlord, Landlord's lender and Landlord's managing agent, if any, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under SECTION 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-VII in Best's Insurance Guide and licensed to do business in the Commonwealth of Massachusetts; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; and (v) provide that said insurance shall not be canceled or coverage reduced unless ten (10) days' prior written notice shall have been given to Landlord. Tenant shall deliver evidence of such coverage to Landlord on or before the Lease Commencement Date and at the time of any renewal thereof. In the event Tenant shall fail to procure such insurance, or to deliver such evidence, including a certificate of insurance, Landlord may, at its option, if Tenant fails to provide evidence of such insurance within five (5) business days after notice from Landlord, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) business days after delivery to Tenant of bills therefor.

     10.5 SUBROGATION. Landlord and Tenant shall cause their insurers to waive, and Landlord and Tenant hereby expressly waive, all rights of subrogation in their respective insurance policies during the Lease Term.

     10.6 LANDLORD'S INSURANCE. Landlord shall insure the Building (including the Building Structure and Building Systems) and the Project during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage at the full replacement cost of the Buildings and other improvements which constitute the Project (excluding footings and foundations). Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the sole option of Landlord, such insurance coverage may include the risk of flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Landlord shall maintain a Commercial General Liability Insurance policy covering the insured against claims of bodily injury and personal injury, for limits of liability not initially less than $5,000,000 each occurrence and $5,000,000 annual aggregate for each of bodily injury and personal injury.

                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

     11.1 REPAIR OF DAMAGE BY LANDLORD. Tenant shall promptly notify Landlord of any damage to, or affecting, the Premises resulting from fire or any other casualty. If the Premises, the Building or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other delays due to Force Majeure, and subject to all other TCCs of this ARTICLE 11, restore the Premises, the Building and such Common Areas. Such restoration shall be to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other laws, provided that access to the Premises and any common restrooms serving the Premises and Tenant's use of the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, upon notice (the "LANDLORD REPAIR NOTICE") to Tenant from Landlord, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under SECTION 10.3.2 of this Lease to the extent of the value of the Furniture, and Landlord shall replace the Furniture to the extent of such insurance proceeds or, if this Lease is terminated as a result of such casualty, Landlord shall retain such proceeds. Upon receipt of any Landlord Repair Notice, and provided this Lease has not terminated as provided in this ARTICLE 11, Tenant shall proceed to restore and repair any injury or damage to the Alterations, trade fixtures and equipment (to the extent the Building Structure and the Premises are in commercially acceptable condition to proceed with restoration of Alterations, trade fixtures and equipment), which have been completed or installed by or on behalf of Tenant, in accordance with ARTICLE 8 of this Lease, in the Premises and shall return such Alterations, trade fixtures and equipment to substantially the same condition as existed prior to the casualty, except for modifications required by zoning and building codes and other Applicable Laws. Following delivery of a Landlord Repair Notice, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall review and approve such plans and specifications and Tenant's contractors to be used for such work pursuant to the provisions of ARTICLE 8. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Rent (and, to the extent applicable, an adjustment to Tenant's Share), to the extent Tenant is unable to operate its business in the Premises (measured by the proportion of square feet of the Premises in which Tenant is unable to operate as compared to the total size of the Premises, and continuing until such time as such areas and access thereto are restored substantially to their condition prior to the casualty), regardless of whether Landlord is

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

reimbursed from the proceeds of rental interruption insurance purchased or required to be purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or intentional misconduct of Tenant, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand).

     11.2    LANDLORD'S OPTION TO REPAIR. Notwithstanding the TCCs of SECTION
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease (or the applicable portion thereof), by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Premises, Building or Project shall be damaged by fire or other casualty or cause, if one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within nine (9) months after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the damage is not fully covered by Landlord's insurance policies required under this Lease; (iii) the damage occurs during the last twelve (12) months of the Lease Term; or (iv) Landlord's mortgagee does not permit adequate insurance proceeds to be applied to the rebuilding or repair of the Building or Project. Within sixty (60) days after the date of discovery of the damage, if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, Landlord shall give Tenant written notice of the estimated time required to repair the Premises, Building and/or Project (the "Repair Estimate"). If the estimated time to repair the Premises exceeds twelve (12) months (measured from the date of discovery of the damage), then Tenant shall have the right to terminate this Lease upon written notice given within thirty (30) days after receipt of Landlord's Repair Estimate, time being of the essence. If neither Landlord nor Tenant elects to terminate this Lease pursuant to the termination right as provided above, and if the repairs to be made by Landlord are not actually completed within twelve (12) months of the date of discovery of the damage, as extended for Force Majeure delays and/or delays in insurance adjustment as reasonably demonstrated by Landlord to Tenant, Tenant shall have the right to terminate this Lease by providing written notice to Landlord (the "DAMAGE TERMINATION NOTICE"), such termination to be effective five (5) business days after Landlord's receipt of the Damage Termination Notice (the "DAMAGE TERMINATION DATE"); provided, however, that Landlord shall have the right to suspend the occurrence of the Damage Termination Date for a period of thirty (30) days after the Damage Termination Date by delivering to Tenant, on or before the Damage Termination Date, a certificate of Landlord's contractor responsible for the repair of the damage certifying that it is such contractor's good faith judgment that the repairs to be made by Landlord shall be completed within thirty (30) days after the Damage Termination Date. If such repairs shall be completed prior to the expiration of such thirty-day period, then the Damage Termination Notice shall be of no force or effect, but if such repairs shall not be completed within such thirty (30) day period, then this Lease shall terminate upon the expiration of such thirty (30) day period.

     11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this ARTICLE 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the Commonwealth of Massachusetts, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.

                                   ARTICLE 12

                                   NON-WAIVER

     No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

                                   ARTICLE 13

                                  CONDEMNATION

     13.1 CONDEMNATION. If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, and if as a result thereof Tenant cannot conduct its business operations in substantially the same manner such business operations were conducted prior to such taking while still retaining substantially the same material rights and benefits it bargained to receive under this Lease, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation as a result thereof, Landlord and Tenant shall each have the option to terminate this Lease on ninety
(90) days notice (or such shorter amount of time as is reasonable based on when Landlord and Tenant learned of the effective date of the taking) to the other party effective as of the date possession is required to be surrendered to the authority. Subject to SECTION 13.2 below, Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the TCCs of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord or its ground lessor, if any, with respect to the Building or Project, or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Notwithstanding anything to the contrary contained in this ARTICLE 13, in the event of a temporary taking of all or any portion of the Premises for a period of sixty (60) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Subject to SECTION 13.2 below, Landlord shall be entitled to receive the entire award made in connection with any such temporary taking. Landlord and Tenant hereby waive the provisions of any statutes or other laws relating to the termination of leases in the event of condemnation, and agrees that the rights and obligations of the parties in such event shall be governed by the terms of this Lease.

     13.2 TENANT'S RIGHT TO AWARD. Subject to the provisions of SECTION 13.1 above, Tenant shall have the right to claim and recover (i) the fair market value of the Alterations to the extent paid for solely by Tenant, (ii) any sum awarded to Tenant for damages to or loss of Tenant's business, and (iii) such compensation as may be separately awarded or recoverable by Tenant on account of any and all costs or losses related to removing Tenant's merchandise, furniture, fixtures, leasehold improvements, and equipment to a new location.

                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

     14.1 TRANSFERS. Tenant shall not: (A) mortgage, pledge, hypothecate, encumber, or permit any lien to attach to this Lease or any interest hereunder without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion; nor (B) without the prior written consent (except as otherwise provided in SECTION 14.7 below) of Landlord, which consent will not be unreasonably withheld, conditioned or delayed, assign, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors; (all of the foregoing (in Clauses (A) and (B)) are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than twenty (20) days nor more than ninety (90) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the TCCs of the proposed Transfer and the consideration therefor, including calculation of the "TRANSFER

PREMIUM," as that term is defined in SECTION 14.3 below, in connection with such Transfer, (iv) the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer (excluding confidential information and documents (other than financial information required pursuant to subsection (v) below) as determined by Tenant in its reasonable business judgment), (v) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space and (vi) an executed estoppel certificate from Tenant in the form attached hereto as EXHIBIT E. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall, within thirty (30) days after written request by Landlord, reimburse Landlord for all reasonable and actual out-of-pocket third-party costs and expenses incurred by Landlord in connection with its review of a proposed Transfer; provided that such costs and expenses shall not exceed One Thousand and No/100 Dollars ($1,000.00) for a Transfer in the ordinary course of business.

     14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer under clause 14.1(B) of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

             14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project;

             14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

             14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

             14.2.4 Tenant is or has been in default beyond any applicable notice and cure period under this Lease prior to the date of the Transfer;

             14.2.5 The Transferee's financial worth and/or financial stability is insufficient to meet the proposed financial obligations on the date consent is requested;

             14.2.6 The Transferee is an existing tenant of the Project and Landlord has other comparable space available in the Project;

             14.2.7 The parking requirements of the Transferee are in excess of the proportionate share of parking which would be allocable to the Subject Space based on the

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

rentable square footage of the Subject Space compared to the total rentable square footage of the Project;

             14.2.8 The Transfer would entail any alterations which would lessen the value of the leasehold improvements in the Premises; or

             14.2.9 There is an uncured event of default under the Lease or Tenant has defaulted in the payment of rent (beyond applicable notice and grace provisions) more than two times in the prior twelve month period.

     If Landlord consents to any Transfer pursuant to the TCCs of this SECTION
14.2 (and does not exercise any recapture rights Landlord may have under SECTION
14.4 of this Lease), Tenant may within one (1) month after Landlord's consent, but not later than the expiration of said one-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set form in the Transfer Notice furnished by Tenant to Landlord pursuant to SECTION 14.1 of this Lease, provided that if there are any material changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this SECTION 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this ARTICLE 14 (including Landlord's right of recapture, if any, under SECTION
14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under SECTION 14.2 or otherwise has breached or acted unreasonably under this ARTICLE 14, their remedies shall be restricted to a declaratory judgment and an injunction for the relief sought, and shall exclude money damages. Tenant shall indemnify, defend and hold harmless Landlord from any and all liability, losses, claims, damages, costs, expenses, causes of action and proceedings involving any third party or parties (including without limitation Tenant's proposed subtenant or assignee) who claim they were damaged by Landlord's wrongful withholding or conditioning of Landlord's consent.

     14.3 TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this SECTION 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting all expenses incurred by Tenant (i) in making any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent provided to the Transferee, (iii) any brokerage commissions or legal fees paid to third parties in connection with the Transfer, and (iv) any architectural or engineering expenses incurred by Tenant. "Transfer Premium" shall also include, but not be limited to, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. In the calculations of the Rent (as it relates to the Transfer Premium calculated under this SECTION 14.3), and the Transferee's Rent, the Rent paid during each annual period for the Subject Space, and the Transferee's Rent shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

     14.4 LANDLORD'S OPTION AS TO SUBJECT SPACE. In the event that a proposed Transfer, if consented to, would cause fifty percent (50%) or more of the Premises to be assigned or subleased to a party other than Original Tenant (that is, EXACT Sciences Corporation) and/or its Affiliates, then notwithstanding anything to the contrary contained in this ARTICLE 14, Landlord shall have the option, by giving written notice (the "LANDLORD RECAPTURE NOTICE") to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space. Within five (5) business days of its receipt of the Landlord Recapture Notice, Tenant may, by written notice to Landlord, withdraw its Transfer Notice (the "TENANT SUBLEASE WITHDRAWAL NOTICE"). Provided Tenant does not deliver a Tenant Sublease Withdrawal Notice pursuant to the preceding sentence, the Landlord Recapture Notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this SECTION 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this ARTICLE 14.

     14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the TCCs of this Lease shall in no way be deemed to have been waived or modified,
(ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times and upon reasonable prior notice to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord's costs of such audit.

     14.6 OCCURRENCE OF DEFAULT. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any

Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease beyond any applicable notice and cure periods, Landlord is hereby authorized to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this
ARTICLE 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person.

     14.7 NON-TRANSFERS. Notwithstanding anything to the contrary contained in this ARTICLE 14, an assignment or subletting of all or a portion of the Premises to any entity which is controlled directly or indirectly by Tenant, or which entity controls, directly or indirectly, Tenant (in each such case, an "AFFILIATE"), or any entity which owns or is owned by an Affiliate, or any assignment by operation of law or otherwise resulting from any merger or consolidation of Tenant or to any entity which purchases all or substantially all the stock or assets of Tenant, shall not be deemed a Transfer under this
ARTICLE 14, provided that at least ten (10) business days prior to such assignment or sublease (or, if precluded by applicable securities laws from giving advance notice, within ten (10) business days after such assignment or sublease, or, if later, promptly after Tenant is legally permitted to inform Landlord): (i) Tenant notifies Landlord of any such assignment or sublease and certifies that the applicable Transfer is to an Affiliate; and (iii) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. In the event an assignment or sublease to an Affiliate is made pursuant to the TCCs of this SECTION 14.7, Tenant shall not be relieved of its obligations under this Lease. "CONTROL," as used in this SECTION 14.7, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person or entity, whether by ownership of voting securities, by contract or otherwise.

                                   ARTICLE 15

                      SURRENDER OF PREMISES; OWNERSHIP AND
                            REMOVAL OF TRADE FIXTURES

     15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord or its management company. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

     15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this ARTICLE 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear, damage due to casualty or condemnation, or repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture (excepting the Furniture), equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises (excluding, however, Tenant's Alterations), and Tenant shall repair at its own expense all damage to the Premises and Building to the extent resulting from such removal.

                                   ARTICLE 16

                                  HOLDING OVER

     16.1 AFTER EXPIRATION OR EARLIER TERMINATION OF LEASE TERM. If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not, except as set forth below, constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) one hundred fifty percent (150%). Such month-to-month tenancy shall be subject to every other applicable TCCs contained herein. For purposes of this ARTICLE 16, a holding over shall include Tenant's remaining in the Premises after the expiration or earlier termination of the Lease Term, as required pursuant to the TCCs of SECTION 8.5, above, to remove any Alterations located within the Premises and complete Tenant's restoration obligations. Nothing contained in this ARTICLE 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this ARTICLE 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.

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                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

     Within ten (10) business days following a request in writing by Landlord, Tenant, shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of EXHIBIT E or EXHIBIT E-1, attached hereto, or such other substantially similar form containing such other information as shall be reasonably requested by any prospective mortgagee or purchaser of the Project, or any portion thereof, indicating therein any exceptions thereto that may exist at that time. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project.

                                   ARTICLE 18

                                  SUBORDINATION

     This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances (collectively, "LIENHOLDERS"), or the lessors under such ground lease or underlying leases require in writing that this Lease be superior thereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn (so long as lienholder provides Tenant with its standard form of Nondisturbance Agreement), without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Landlord's interest herein may be assigned as security at any time to any lienholder. Landlord shall obtain a non-disturbance agreement(s) between Tenant and all current and future lienholders (the "NONDISTURBANCE Agreement"). The Nondisturbance Agreement from Landlord's current mortgagee shall be in the form attached hereto as EXHIBIT I; otherwise, the form shall be reasonably satisfactory to both Tenant and the applicable lienholder. Provided that Tenant has received such Nondisturbance Agreement, Tenant shall, within ten (10) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases in accordance with the TCCs of this ARTICLE 18. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

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                                   ARTICLE 19

                               DEFAULTS: REMEDIES

     19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

             19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within five (5) business days, provided, however, Landlord shall be required to give written notice to Tenant of such failure not more than two times in any twelve month period, after which Tenant shall be in default without the requirement of notice if Tenant fails to make such payments on or before the due date; or

             19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default within sixty (60) days after such written notice; or

             19.1.3 (a) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (b) Tenant becomes a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); (c), the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty
(30) days; (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within sixty (60) days or the date of any sooner sale of any of such assets; or (e) Tenant shall become subject to any proceeding in bankruptcy or insolvency.

     The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

     19.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

             19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, use any lawful means to expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                       (i) The worth at the time of award of the unpaid rent which had been earned at the time of such termination; plus

                       (ii) The worth at the time of award of the amount by
                            which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                       (iii) The worth at the time of award of the amount by
                            which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                       (iv) At Landlord's election, such other amounts in
                            addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "RENT" as used in this SECTION 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the TCCs of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in ARTICLE 25 of this Lease through the date of any judgment against Tenant, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.l(iii) above, the "worth at the time of award" shall be computed by discounting future liabilities after the date of any judgment against Tenant at the discount rate of the Federal Reserve Bank of New York.

             19.2.2 Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder. No action by Landlord shall be deemed a termination of this Lease except written notice by Landlord delivered to Tenant expressly declaring a termination of this Lease. If Landlord maintains Tenant's right to possession, Landlord may thereafter elect to terminate this Lease.

             19.2.3 Terminate this Lease and, in addition to any recoveries Landlord may seek under SECTION 19.2.1, bring an action to reenter and regain possession of the Premises in the manner provided by the laws of the Commonwealth of Massachusetts then in effect.

             19.2.4 Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the Commonwealth of Massachusetts.

             19.2.5 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under SECTIONS 19.2.1 through 19.2.4, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof; provided, however, that Landlord shall use commercially reasonable efforts to mitigate damages.

     19.3 SUBLEASES OF TENANT. If Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this ARTICLE 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. If Landlord has terminated this Lease and elected to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

     19.4 NO RELIEF FROM FORFEITURE AFTER DEFAULT. Tenant waives all rights of redemption or relief from forfeiture under any present or future laws or statutes, in the event Tenant is evicted or Landlord otherwise lawfully takes possession of the Premises by reason of any default by Tenant under this Lease.

     19.5 EFFORTS TO RELET. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

     19.6 LANDLORD DEFAULT. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if it shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Tenant shall provide a copy of any notice of default given to Landlord to Landlord's mortgagee and Landlord's mortgagee shall have the right to cure any such default on behalf of the Landlord within thirty days after the receipt of such notice, provided, however, if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord's mortgagee shall commence such performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Upon any such default by Landlord (following such notice and opportunity to cure) under this Lease, Tenant may, except as otherwise specifically provided in this Lease to the contrary, exercise any of its rights provided at law or in equity, provided, however, except as expressly provided in SECTIONS 11.1, and 13.1, Tenant shall have no right to offset or withhold the payment of Rent or to terminate this Lease as the result of Landlord's default.

                                   ARTICLE 20

                           COVENANT OF QUIET ENJOYMENT

     Landlord covenants that subject to Tenant's performance of its obligations under this Lease Tenant shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 21

                                SECURITY DEPOSIT

     21.1 SECURITY DEPOSIT. Upon execution and delivery of this Lease, Tenant shall provide a security deposit in the amount set forth in the Summary (the "Security Deposit"), to be held by Landlord without liability for interest (unless required by State laws) as security for the performance of Tenant's obligations hereunder. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to satisfy past due Rent or to cure any uncured default by Tenant. If Landlord uses all or a portion of the Security Deposit, Tenant shall on demand restore the Security Deposit to its original amount. Landlord shall return any unapplied cash portion of the Security Deposit (plus accrued interest, if Landlord is required by State law to pay interest on the Security Deposit) to Tenant within forty five (45) days after the later to occur of: (1) the date Tenant surrenders possession of the Premises in accordance with this Lease; or
(2) the Lease Expiration Date. Unless required by State law, Landlord shall not be required to keep the Security Deposit separate from its other accounts.

     21.2 LETTER OF CREDIT. The Security Deposit may be in the form of an irrevocable standby letter of credit in favor of Landlord as beneficiary. Upon Landlord's sole but reasonable determination that an event of default has occurred under the Lease, Landlord, in addition to all other rights and remedies provided under the Lease, shall have the right to draw from the letter of credit and apply the proceeds, or any part thereof, to amounts owing under the Lease; but Tenant's liability under the Lease shall thereby be discharged but only to the extent that such draws cover the amount in default and Tenant shall remain liable for any amounts that such draws shall be insufficient to pay. Landlord is not required to exhaust any or all rights and remedies available at law or equity against Tenant before resorting to the letter of credit. In the event the letter of credit shall not be utilized for any purposes herein permitted, then such letter of credit shall be returned by Landlord to Tenant within forty-five
(45) days after the expiration of the Term of this Lease. Landlord shall reimburse Tenant for the annual cost of such letter of credit, by means of a rent credit, up to, but not to exceed a credit equal to 1% of the required amount of the letter of credit, per year, which credit shall be pro-rated annually against Base Rent due for the entire year. The following terms and conditions shall govern the letter of credit:

             (i) The letter of credit shall be in favor of Landlord, or, at Landlord's election, the Landlord's mortgagee, shall be issued by a commercial bank reasonably acceptable

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

to Landlord and be in the form substantially similar to the form of letter of credit attached hereto as EXHIBIT H (the form of which shall be deemed "reasonably acceptable" to Landlord), provided, however, that the final maturity date, if any, set forth in any letter of credit acceptable to Landlord shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable letter of credit in favor of Landlord through the date set forth in subsection 21.2 (ii) below. The issuing bank shall have a Standard & Poors rating of "A" or better (and Tenant shall provide evidence annually that the issuer continues to meet this standard, and if it does not, Tenant shall replace the letter or credit within twenty (20) days after Landlord's request with a letter of credit meeting all the requirements of this Section 21.2, and Tenant's failure to do so shall be deemed to be an event of default entitling the beneficiary of the letter of credit to draw thereon), shall comply with all of the terms and conditions of this Lease and shall otherwise be in form reasonably acceptable to Landlord. The initial letter of credit shall have an expiration date not earlier than August 15, 2004.

             (ii) The letter of credit or any replacement letter of credit shall be irrevocable for the term thereof and shall automatically renew on a year to year basis until a period ending not earlier than forty-five (45) days after the then current Expiration Date of this Lease without any action whatsoever on the part of Landlord; provided that the issuing bank shall have the right not to renew the letter of credit by giving written notice to Landlord not less than sixty (60) days prior to the expiration of the then current term of the letter of credit that it does not intend to renew the letter of credit. Tenant understands that the election by the issuing bank not to renew the letter of credit shall not, in any event, diminish the obligation of Tenant to maintain such an irrevocable letter of credit in favor of Landlord through such date.

             (iii) Landlord, or the beneficiary of the letter of credit, shall have the right from time to time to make one or more draws on the letter of credit at any time that Landlord has determined that an event of default has occurred under this Lease, or that Landlord is entitled to draw on the letter of credit pursuant to subsection (vi) below. Funds may be drawn down on the letter of credit upon presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) certificate stating as follows:

                   "The undersigned is entitled to draw on this letter of credit pursuant to that certain Lease dated January ___, 2003 between ___________________, Landlord, and EXACT Sciences Corporation, Tenant, as amended from time to time"

             (iv) Tenant acknowledges and agrees (and the letter of credit shall so state) that the letter of credit shall be honored by the issuing bank without inquiry as to the truth of the statements set forth in such draw request and regardless of whether the Tenant disputes the content of such statement.

             (v) Landlord shall have the right to transfer the letter of credit to Landlord's mortgagee, without cost to landlord or its mortgagee. In the event of a transfer of Landlord's interest in the Premises, Landlord shall have the right to transfer the letter of credit to the transferee without cost to Landlord or its transferee, and thereupon the Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said letter of credit to a new landlord.

             (vi) Without limiting the generality of the foregoing, if the letter of credit expires earlier than forty-five days after the Expiration Date, or the issuing bank notifies Landlord that it shall not renew the letter of credit, Landlord shall accept a renewal thereof or substitute letter of credit (such renewal or substitute letter of credit to be in effect not later than thirty (30) days prior to the expiration thereof), irrevocable and automatically renewable as above provided to the date which is forty-five days after the Expiration Date upon the same terms as the expiring letter of credit or upon such other terms as may be acceptable to Landlord. However, if (i) the letter of credit is not timely renewed, or (ii) a substitute letter of credit, complying with all of the terms and conditions of this Article 21 is not timely received, the beneficiary may present such letter of credit to the issuing bank, and the entire sum so obtained shall be paid to the beneficiary, to be held until Tenant would otherwise be entitled to the return of the letter of credit, subject to Landlord's right to apply such sums as permitted under this Lease.

     21.3 REDUCTION IN SECURITY DEPOSIT. Provided that there is not then existing an uncured event of default under this Lease, and provided further that Tenant has not defaulted in the payment of Rent (after notice and opportunity to cure, if applicable) more than twice during the term of this Lease, the Security Deposit shall decline by $100,000 per year on the second, third, fourth, fifth and sixth anniversaries of the Rent Commencement Date. In no event shall the Security Deposit total less than $500,000.00.

                                   ARTICLE 22

                                BACK-UP GENERATOR

     22.1 EXISTING SYSTEM. Electrical service for the Building is supplied by National Grid. The existing generator at the Bulding supports life-safety systems within the Building, and may also be used by other tenants of the Project. Subject to system capacity, Tenant shall have the right to install two 60-AMP circuits on the UPS system and back-up generator currently existing at the Building at Tenant's sole cost and expense. Landlord makes no representation or warranty concerning the said UPS system and/or back-up generator and SPECIFICALLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE. TENANT'S USE OF, INTENDED USE OF, AND/OR RELIANCE ON SAID UPS SYSTEM AND/OR BACK-UP GENERATOR SHALL BE AT TENANT'S SOLE RISK. The UPS system and back-up generator shall be separately metered and Tenant shall be responsible for a pro-rata share of electrical and maintenance costs and expenses. Landlord shall have no obligation to maintain, repair, service or replace said UPS System and/or back-up generator.

     22.2 TENANT'S GENERATOR. In the event that Tenant requires its own emergency back up generator, subject to there being an adequate space in Landlord's sole judgment where such generator could be located without diminishing the aesthetics of the Project, and subject to

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Tenant's obtaining all governmental permits and approvals required in connection therewith at the sole cost and expense of Tenant, and Landlord's approval (which shall not be unreasonably withheld or delayed) of plans and specifications indicating, without limitation, sizes, profiles, screening and proposed location, Tenant shall be permitted to install, use and maintain, at Tenant's sole cost and expense: (a) one exterior pad mounted emergency back-up generator to service its needs at the Project consisting of a exterior concrete pad, together with appurtenant items of equipment including fittings, switches, and cabling, and such perimeter wooden fencing and landscaping to shield the generator from view, and acoustical insulation as may be reasonably required by Landlord (such equipment and appurtenances, collectively, the "Generator"). The plans submitted to Landlord for approval shall show any access Tenant may require outside the Premise for vertical and horizontal access paths from Tenant's Generator to the Building's data closet. Tenant shall be responsible for providing all additional support required to the structure of the Building. Tenant shall insure that any penetrations into the Building related to the Generator are properly sealed. Tenant represents and warrants the Generator is for the sole purpose of storing diesel fuel and generating emergency power in the event of a power outage in the Premises. No changes in the specifications or location of the Generator shall be permitted without the prior written consent of Landlord, such consent not to be unreasonably withheld, conditioned, or delayed. Notwithstanding anything to the contrary, the Generator shall be located on grade, and shall not include any underground storage tank, or piping other than for electrical transmission.

     22.3 Tenant represents and warrants to Landlord that it is (and upon installation, shall be) the sole owner of the Generator, free and clear of all liens and encumbrances and that the Project shall not ever be subject to any liens, claims or encumbrances, including construction/ mechanic's lien claims arising by reason of the presence of the Generator at the Project, or its installation, maintenance or removal. Landlord expressly disclaims any interest or ownership to any portion of the Generator, including any fuel, lubricant or component.

     22.4 Tenant shall use the Generator solely for its business in the Premises and not for other purposes or by unrelated third parties. Tenant's installation, use, maintenance and removal of the Generator shall be undertaken by Tenant in full compliance with all applicable rules, regulations and legal requirements and shall be subject to all governmental permits and approvals applicable thereto, including municipal, Town of Marlborough and other governmental approvals, which Tenant shall secure and maintain at its sole cost and expense, holding Landlord harmless from any violation thereof.

     22.5 Tenant shall be solely responsible for all costs related to the Generator including, without limitation, the purchase, installation, maintenance, insurance, and repair of the Generator, the relocation and /or replacement of any existing landscaping to accommodate placement of the Generator, and the repair of any damage to the Building and/or the Project related thereto. The Generator shall be installed and maintained in a good and workmanlike manner by professional contractors, and in compliance with the provisions of Article 8. Tenant's installation, operation, maintenance and removal of the Generator shall be subject to Landlord's inspection and technical review, the reasonable cost of which shall be borne by Tenant.

     22.6 Tenant agrees to remove the Generator including the concrete pad and appurtenant electrical conduits, and to restore the area of the Project and Building affected by the installation, use and operation of the Generator to its condition prior to such installation prior to the expiration or earlier termination of the Lease Term and to provide Landlord at least fifteen days advance written notice of its intent to undertake such removal, and an opportunity to be present during such removal and restoration. If Tenant fails to complete such removal and restoration prior to the expiration of the Lease Term, then Landlord shall have the right (but not the obligation) to complete such removal and restoration at Tenant's cost and expense, and Tenant shall reimburse Landlord for such cost and expense upon demand.

     22.7 Tenant represents and warrants the Generator and its use and operation shall comply with all environmental laws, rules and regulations. Tenant shall provide Landlord with copies of all inspection reports for the Generator (which shall be conducted at least annually) and copies of any correspondence, notices or other communications from any governmental authority concerning the Generator. Subject to the foregoing, Landlord hereby consents to Tenant's storing diesel fuel in the fuel tank comprising part of the Generator, such storage being in strict compliance with all applicable laws, rules and regulations.

     22.8 Tenant shall be responsible for and shall maintain any license, permit or registration requirements relating to the installation or use of the Generator or the storage of fuel at the Generator in the above ground storage tank. Tenant shall, at Landlord's request, provide a letter representing that no leaks have occurred and the same shall be subject to Landlord's inspection. In connection with any expiration or sooner termination of the Lease, Landlord shall have the right to cause the Generator to be inspected by an environmental consultant to determine whether any spills or discharges have occurred which require remediation. In the event such inspection discloses no need for remediation, then Landlord shall bear the cost of the inspection. If such inspection discloses necessary remediation, then Tenant shall bear the cost of the inspection and shall remediate any identified areas of concern to applicable standards at its sole cost and expense. In either event, Landlord shall, upon receipt of the environmental inspection report, deliver a copy of it to Tenant.

     22.9 Tenant agrees to indemnify, defend and hold harmless Landlord and its partners, employees, contractors, agents and representatives from and against any claims, loss or damage arising or asserted against Landlord, directly or indirectly, by reason of the installation, presence, use or removal of the Generator at the Project. Tenant releases Landlord from all liability for damage to or loss of all or any portion of the Generator or injury to any third party which may result from the presence, use or removal of the Generator. Tenant agrees that the liability insurance policy required to be maintained by Tenant under Article 10 of this Lease shall contain contractual liability and indemnification insurance coverage, but Tenant's liability shall not be limited to such coverage.

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                                   ARTICLE 23

                                      SIGNS

     Landlord shall provide directory signage for Tenant in the lobby of the Building. Under no circumstances shall Tenant place a sign on the exterior or any roof of the Building. Tenant shall also have the right to be included, along with other tenants, on the monument signage owned by Landlord located near the entrance to the Project.

                                   ARTICLE 24

                               COMPLIANCE WITH LAW

     Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance, decrees, codes (including without limitation building, zoning and accessibility codes), common law, judgments, orders, rulings, awards or other governmental or quasi-governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated including any "Environmental Laws" as that term is defined in SECTION 29.31 of this Lease ("APPLICABLE LAWS"). Tenant shall promptly provide to Landlord a copy of any written notice received by Tenant of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures to the extent that such governmental measures relate to Tenant's particular use of the Premises or any Alterations located in the Premises. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a commonwealth, state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations to the extent such standards or regulations relate to Tenant's particular use of the Premises or any Alterations located in the Premises; provided that Landlord shall comply in all material respects with any standards or regulations which relate to the Base Building or the Building Systems, unless such compliance obligations are triggered by the Alterations in the Premises, in which event such compliance obligations shall be at Tenant's sole cost and expense; provided further, and notwithstanding the foregoing, that Tenant shall not be required to make any repair to, modification of, or addition to the Base Building or the Building Systems except and to the extent required because of Tenant's particular use of the Premises. The judgment of any court of competent jurisdiction or the admission by either party hereto in any judicial action, regardless of whether this other party is a party thereto, that such party has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the Project, Base Building and Building Systems, provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would prohibit Tenant from obtaining or maintaining a certificate of occupancy for the Premises, or would unreasonably and materially affect the safety of Tenant's Parties or create a significant health hazard for Tenant's Parties or otherwise materially interfere with or materially affect Tenant's Permitted Use and enjoyment of the Premises. Landlord shall be permitted to include in Operating Expenses any costs or expenses incurred by Landlord under this ARTICLE 24 to the

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extent consistent with, and amortized to the extent required by, the TCCs of
SECTION 4.2.4 of this Lease.

                                   ARTICLE 25

                                  LATE CHARGES

     If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee when due, unless such failure is cured within five (5) business days after receipt of notice from Landlord provided, however, Landlord shall not be required to give written notice more than two times in any twelve month period (after which the late charge shall be due without the requirement of notice if Tenant fails to make such payments on or before the due date), then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within five (5) business days following the due date for Base Rent, or within five (5) business days following written notice that such amount was not paid when due for Additional Rent and other sums which may become due under this Lease shall bear interest from the date when due until paid at an annual interest rate equal to the Prime Rate (as stated under the column "Money Rates" in THE WALL STREET JOURNAL) plus four percent (4%); provided, however, in no event shall such annual interest rate exceed the highest annual interest rate permitted by Applicable Law.

                                   ARTICLE 26

              LANDLORD'S RIGHT TO CURE DEFAULT: PAYMENTS BY TENANT

     26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under SECTION 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

     26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, within ten (10) days following delivery by Landlord to Tenant of receipts therefor: (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of SECTION 26.1; and (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in ARTICLE 10 of this Lease. All of such sums shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as

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limiting Landlord's remedies in any manner. Tenant's obligations under this
SECTION 26.2 shall survive the expiration or sooner termination of the Lease
Term.

                                   ARTICLE 27

                                ENTRY BY LANDLORD

     Landlord reserves the right during normal business hours, upon no less than 24 hours prior notice to Tenant (except in the case of an emergency), and in compliance with Tenant's reasonable security measures, to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, current or prospective mortgagees, ground or underlying lessors or insurers or, during the last nine (9) months of the Lease Term, tenants, or prospective tenants; (iii) post notices of nonresponsibility; or (iv) improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this ARTICLE 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service (unless Tenant has given Landlord written notice that it does not want janitorial service provided in a particular area ); (B) take possession, in compliance with law, due to any breach of this Lease in the manner provided herein; and (C) during normal business hours, upon forty-eight (48) hours prior notice, perform any covenants of Tenant which Tenant fails to perform (after notice, and an opportunity to cure, if expressly provided in this Lease). Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. In connection with any entry into the Premises, Landlord agrees to make reasonable efforts to minimize interference with Tenant's operations in the Premises caused by such entry and to minimize the duration of any such interference. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except with respect to damage to Tenant's personal property or the amount of any physical injury, but only to the extent such damage is caused by the negligent acts or omissions or willful misconduct of Landlord, its agents, employees and contractors, and in such event, only the extent not covered by Tenant's insurance required to be carried hereunder. For each of the above purposes, Landlord shall at all times have a key or card key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant (the "SECURITY Areas"). Notwithstanding anything set forth in this ARTICLE 27 to the contrary, Landlord shall have no access or inspection rights as to the Security Areas, except in the event of an emergency where such entry is reasonably required. In an emergency, Landlord and its agents, employees and contractors shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises, provided Landlord has reasonably attempted, but to no avail, to obtain Tenant's immediate cooperation in connection therewith. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.

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                                   ARTICLE 28

                                 TENANT PARKING

     Tenant and the Tenant's parties (including Tenant's visitors) shall be entitled to utilize, without charge, and on a non-exclusive basis, commencing on the Lease Commencement Date, the amount of unreserved and unassigned parking spaces set forth in SECTION 9 of the Summary. Tenant shall cooperate with Landlord to ensure that Tenant's agents, servants, employees, and contractors (collectively, "TENANT PARTIES") comply with the Rules and Regulations which are prescribed from time to time by Landlord for the orderly operation and use of the parking areas where the parking spaces are located, including Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such Rules and Regulations. Landlord specifically reserves the right to make reasonable changes to the size, configuration, design, layout and all other aspects of the Project parking areas and improvements at any time upon thirty
(30) days' prior written notice to Tenant and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, from time to time, temporarily close-off or restrict access to portions of the Project parking areas for purposes of permitting or facilitating any such construction, alteration or improvements; provided, however, that Landlord will undertake reasonable efforts to minimize the number of parking spaces affected by and the duration of any such temporary restrictions on use of the parking areas and provided further that Tenant is provided commercially reasonable access to the Building at all times. In no event shall Tenant's Share of parking on the Project be permanently reduced below any minimum parking ratio required under Applicable Laws or Tenant's parking allocation set forth in Section 9 of the Lease Summary, or in any manner which would materially, adversely interfere with Tenant's use and occupancy of the Premises. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of parking area control attributed hereby to the Landlord. The parking spaces available to Tenant pursuant to this ARTICLE 28 are provided to Tenant solely for use by the Tenant Parties and such spaces may not be transferred, assigned, subleased or otherwise alienated by Tenant, except on a pro-rata basis in connection with an assignment or subletting of the Premises permitted or approved in accordance with the TCCs of ARTICLE 14. Tenant shall not utilize any of the Project parking areas for the overnight storage of vehicles owned by Tenant or its employees, agents or contractors, although Tenant may permit its employees to occasionally leave their personal automobiles in the parking areas when traveling on business for periods under one week at a time, provided that Tenant does not exceed its parking allocation as set forth in Section 9 of the Summary.

                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

     29.1 TERMS; CAPTIONS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

     29.2 BINDING EFFECT. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of ARTICLE 14 of this Lease.

     29.3 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

     29.4 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease not accrued on or prior to the date of the transfer so long as the transferee has agreed to assume Landlord's future obligations under the Lease, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder for events occurring after the date of transfer and to attorn to such transferee. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security. Landlord acknowledges that to the extent any Landlord obligation or liability under this Lease is accrued prior to the date of such transfer or assignment which is not assumed by the transferee or assignee, the same shall remain an obligation of Landlord.

     29.5 PROHIBITION AGAINST RECORDING. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, without Landlord's written consent thereto. Notwithstanding the foregoing, at Tenant's request, Landlord shall execute a Notice of Lease in recordable form.

     29.6 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

     29.7 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

     29.8 APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

     29.9 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

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

     29.10 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     29.11 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations (except as specifically set forth in this Lease), including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

     29.12 LANDLORD EXCULPATION. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Project or to insurance proceeds received by Landlord. Neither Landlord, nor any of the Landlord Parties shall have any personal liability relating to the Premises, the Project, the Building or this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this SECTION 29.12 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), or member (if Landlord is a limited liability company) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

     29.13 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the TCCs of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

     29.14 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

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

     29.15 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God (including inclement weather), inability to obtain utilities (subject to the provisions of SECTION 6.3), labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure; provided, however, such extension shall not exceed sixty (60) consecutive days.

     29.16 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be
(A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail or recognized overnight courier, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in SECTION 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made or attempted to be made. If Tenant is required under any separate written agreement between Tenant and a mortgagee or ground lessor to notify such party of any default by Landlord under this Lease, then Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the TCCs of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant. As of the date of this Lease, any Notices to Landlord and Tenant must be sent, transmitted, or delivered, as the case may be, to the following addresses:

                   LANDLORD:
                   --------
                   770 Township Line Road
                   Suite 150
                   Yardley, PA 19067
                   Attn: John L. Brogan

                   with copies to:
                   Berwind Property Group, Ltd.
                   1500 Market Street
                   3000 Centre Square West
                   Philadelphia, PA 19102
                   Attention:  Loretta M. Kelly
                   General Counsel

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

                   TENANT:
                   ------
                   Prior to July 1, 2003
                   EXACT Sciences Corporation
                   63 Great Road
                   Maynard, MA 01754
                   Attn:  John McCarthy

                   From and After July 1 to the Premises:
                   Attn:  John McCarthy
                   -----------------------------------------

                   With copies to:

                   Testa, Hurwitz & Thibeault, LLP
                   125 High Street - Oliver Street Tower
                   Boston, MA  02110
                   Attn:  Real Estate Department

     29.17 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

     29.18 AUTHORITY. Each individual executing this Lease hereby represents and warrants that Landlord or Tenant, as applicable, is a duly formed and existing entity qualified to do business in the Commonwealth of Massachusetts and has full right and authority to execute and deliver this Lease and that each person signing on behalf of Landlord or Tenant is authorized to do so.

     29.19 ATTORNEYS' FEES. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or the action is prosecuted to judgment or disposed of through settlement or otherwise.

     29.20 GOVERNING LAW. This Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Except as otherwise provided herein, all disputes arising hereunder, and all legal actions and proceedings related thereto, shall be solely and exclusively initiated and maintained in the court with the appropriate jurisdiction located in the City of Marlborough, County of Middlesex, Commonwealth of Massachusetts. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY MASSACHUSETTS LAW. IN THE EVENT LANDLORD

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COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF
BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

     29.21 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.22 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in SECTION 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall pay a commission or brokerage fee to the Brokers pursuant to a separate written agreement between Landlord and Brokers. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party.

     29.23 INDEPENDENT COVENANTS. As a material inducement for Landlord and Tenant to enter into this Lease, both Landlord and Tenant acknowledge and agree that this Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any currently existing or hereinafter enacted statute or caselaw to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, except as otherwise expressly set forth in this Lease, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord or terminate this Lease as a result of Landlord's failure to perform or refraining from performing any covenant or obligation of Landlord hereunder.

     29.24 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

     29.25 COUNTERPARTS. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease. Signatures may be made by facsimile provided the original is promptly delivered to the other party by overnight courier.

     29.26 CONFIDENTIALITY. Tenant hereby acknowledges that the contents of this Lease and any related documents are confidential information, and Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's partners, administrators, consultants, financial, legal, and space planning consultants, a prospective Transferee, and except as required by Applicable Law or in connection with a dispute or litigation hereunder or as required by subpoena, or as required to be disclosed publicly by Tenant through filings with the Securities and Exchange Commission.

     29.27 TRANSPORTATION MANAGEMENT. Tenant shall comply with all present or future programs required by Applicable Law (provided Landlord provides Tenant with sufficient prior notice of such program's requirements) which are intended to manage parking, transportation or traffic in and around the Project, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities.

     29.28 BUILDING RENOVATIONS. Except as expressly set forth in SECTION 1.1 and in any other provisions of this Lease expressly setting forth a maintenance obligation of Landlord, Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and Tenant acknowledges that, except as expressly set forth in
SECTION 5.4, no representations or warranties respecting the condition of the Premises or the Building have been made by Landlord to Tenant. However, Tenant hereby acknowledges that Landlord may during the Lease Term renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Project, the Building and/or the Premises including without limitation the parking structure, Common Areas, systems and equipment, roof, and structural portions of the same. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions provided the performance of such Renovations does not materially adversely interfere with Tenant's use or occupancy of the Premises, the Project or the Common Areas for the Permitted Use.

     29.29 NO VIOLATION. Landlord and Tenant hereby warrant and represent that neither its execution of nor performance under this Lease shall cause either party to be in violation of any agreement, instrument, contract, law, rule or regulation by which it is bound, and each party shall protect, defend, indemnify and hold the other harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from the other party's breach of this warranty and representation.

     29.30 COMMUNICATIONS AND COMPUTER LINES. Landlord has provided certain data, voice, and telecommunications infrastructure to the boundary of the Premises, which Tenant accepts on an "as-is" basis, and Tenant shall be responsible for expansion and maintenance of such infrastructure within the Premises. Tenant shall have the use of any existing communications or computer wires and cables (collectively, the "LINES") located on the fifth and sixth floor of the Building at Tenant's sole risk, cost and expense, and, subject to the provisions of ARTICLE 8 (including, without limitation, Landlord's conditioning its approval upon the restoration of any portion of the Project disturbed by such installation) shall have the right at its sole cost and expense to install its own wires, cables, conduits, auxiliary equipment and other related equipment and facilities within the Premises.

     29.31 HAZARDOUS MATERIALS. Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Material" in or on the Premises and/or the Project.

             29.31.1 Tenant, at its sole cost and expense, shall comply with all laws, statutes, ordinances, rules and regulations of any local, state or federal governmental authority (including, without limitation, the Fire Department of the City of Marlborough, and the Local Emergency Planning Committee, if any) having jurisdiction concerning environmental, health and safety matters (collectively, "ENVIRONMENTAL LAWS"), including, but not limited to, any discharge into the air, surface, water, sewers, soil or groundwater of any Hazardous Material (as defined in SUBSECTION 29.31.3, below), whether within or outside the Premises, within the Project. Notwithstanding the foregoing, nothing contained in this Lease requires, or shall be construed to require, Tenant to incur any liability related to or arising from environmental conditions (except to the extent set forth in SUBSECTION 4.2.4 (V)): (i) for which the Landlord is responsible pursuant to the express terms of this Lease,
(ii) which existed within the Premises or the Project prior to the date Tenant takes possession of the Premises, (iii) which are unrelated to the acts or omissions of Tenant, its employees, officers, contractors, representatives or agents (individually and/or collectively, "Tenant Party"),or (iv) which were caused solely by a third party which is not a Tenant Party.

             29.31.2   Tenant shall not cause or permit any Hazardous
Material to be brought upon, handled, kept, stored or used in or about the Premises or otherwise in the Project by Tenant, its agents, employees, contractors or invitees, except for Hazardous Materials which are typically used in the operation of offices, and except for Hazardous Material which are used by Tenant in connection with the Permitted Use and which are specifically listed on EXHIBIT G attached hereto, provided that all such materials are stored, used and disposed of in strict compliance with all applicable Environmental Laws and with good scientific and medical practice, and provided further that all such materials shall be removed from the Premises and the Project prior to the expiration or earlier termination of this Lease in accordance with all applicable laws at the sole cost and expense of Tenant. Subject to the provisions of this SECTION 29.31, Tenant shall update Landlord in writing, monthly, or more often upon Landlord's request, with increases, changes and/or additions to EXHIBIT G (the "New Materials") made after the date of this Lease, and subject to the provisions of this SECTION 29.31, the update shall be deemed to be incorporated into EXHIBIT G unless Landlord subsequently objects thereto. If, upon Landlord's receipt of notification from Tenant regarding Tenant's use of New Materials, Landlord objects to Tenant's use of any of the New Materials, Landlord and Tenant shall meet to determine what protocols Tenant may institute in order to satisfy any concerns raised by Landlord, and Tenant shall either (i) implement any such protocols reasonably suggested by Landlord and/or Landlord's consultants, or (ii) cease utilizing the particular New Material(s) to

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which Landlord objected and promptly remove same from the Premises and the
Project upon written notice from Landlord. Notwithstanding anything to the contrary, Tenant shall not cause or permit any radioactive materials or radioactive isotopes to be brought upon, handled, kept, stored or used in or about the Premises or otherwise in the Project by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed, in light of the Permitted Use and the safety protocols specifically identified by and utilized by Tenant). Notwithstanding the foregoing, with respect to any of Tenant's Hazardous Material which Tenant does not properly handle, store or dispose of in compliance with all applicable Environmental Laws and good scientific and medical practice, Tenant shall, upon written notice from Landlord, no longer have the right to bring such material into the buildings or the Project until Tenant has demonstrated, to Landlord's reasonable satisfaction, that Tenant has implemented programs to thereafter properly handle, store or dispose of such material.

             29.31.3 As used herein, the term "Hazardous Material" means any flammable substances, explosives, and radioactive materials, and any hazardous or toxic substance, material or waste or petroleum derivative which is or becomes regulated by any Environmental Law, specifically including live organisms, viruses and fungi, medical waste, and so-called "biohazard" materials. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C.
Section 1317), (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), (iv) defined as "hazardous substance" or "oil" under Chapter 21E of the General Laws of Massachusetts, or (v) a so-called "biohazard" or medical waste, or is contaminated with blood or other bodily fluids; and "Environmental Laws" include, without limitation, the laws listed in the preceding clauses (i) through (iv).

             29.31.4 Any increase in the premium for necessary insurance on the Premises or the Project which arises from Tenant's use and/or storage of these Hazardous Materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local government agency with jurisdiction.

             29.31.5 Tenant hereby covenants and agrees to indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (collectively "Losses") which Landlord may reasonably incur arising out of contamination of real estate, the Project, or other property not a part of the Premises, which contamination arises as a result of: (i) the presence of Hazardous Material in the Premises or the Project, the presence of which is caused or permitted by Tenant, its agents, employees, contractors or invitees, or (ii) from a breach by Tenant of its obligations under this SECTION 29.31. This indemnification of Landlord by Tenant includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or

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political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises based upon the circumstances identified in the first sentence of this SUBSECTION 29.31.5. The indemnification and hold harmless obligations of Tenant under this SUBSECTION 29.31.5 shall survive any termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Material in the buildings or otherwise in the Project caused or permitted by Tenant results in any contamination of the Premises, Tenant shall give immediate notice thereof to Landlord and shall promptly take all actions at its sole expense as are necessary to return the Premises to a condition which complies with all Environmental Laws; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Landlord's reasonable discretion, would not potentially have any materially adverse long-term or short-term effect on the Premises, and, in any event, Landlord shall not withhold its approval of any proposed actions which are required by applicable Environmental Laws. Notwithstanding anything to the contrary in the Lease contained, the foregoing indemnity shall not apply to: (i) any Hazardous Materials which exist in the Premises or elsewhere in the Project prior to and as of the Lease Commencement Date, or (ii) any Hazardous Materials introduced to the Project by other tenants within their respective premises, or (iii) any Hazardous Materials the presence of which were not caused or permitted by the acts or omissions of Tenant, its employees, agents, consultants and/or contractors.

             29.31.6 Notwithstanding anything to the contrary in this Lease, if Tenant fails to cure any breach or default of this SECTION 29.31 within five (5) business days after written notice from Landlord (or if such default cannot be cured within said five day period, to commence to cure said period during said five day period and diligently proceed to cure such default within thirty (30) days), such failure shall constitute a default under this Lease, and in the event of such a default, in addition to any other remedies available to Landlord under this Lease, Landlord may terminate this Lease upon ten (10) days written notice to Tenant.

             29.31.7 Tenant shall, after Tenant, and anyone claiming by, through or under Tenant, vacate the Premises, and immediately prior to the time that Tenant delivers the Premises to Landlord: (i) cause the Premises to be decommissioned in accordance with the regulations of the U.S. Nuclear Regulatory Commission and/or the Massachusetts Department of Public Health for the control of radiation; (ii) provide a written report by a licensed industrial hygienist or equivalent to confirm that the Premises contain no contaminants per the National Institute of Health (or its successor organization) rules and regulations on bio-safety as administered by the Department of Health; and (iii) provide a copy of its most current chemical waste removal manifest and a certification from an officer of Tenant that no chemicals remain in the Premises.

             29.31.8 Landlord shall have the right from time to time to conduct (or retain one or more consultants to conduct) environmental audits of the Premises to ensure and verify Tenant's compliance with this SECTION 29.31, upon three (3) business days advance written notice to Tenant. Tenant agrees to cooperate with the person or entity conducting said audit and to supply all information reasonably requested in connection therewith. Tenant shall pay the cost of such audit if such audit discloses that Tenant has materially violated any of the provisions of this SECTION 29.31; otherwise, the cost of said audit shall be paid for by Landlord.

             29.31.9 Tenant shall not dispose of any Hazardous Materials at the Project (including, without limitation, placing, or permitting any Hazardous Materials to be placed into

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the sewer system servicing the Project), except as permitted by law in approved and environmentally safe containers which Tenant will dispose of off-site. Tenant shall give Landlord written notice annually (and from time to time, if changed) of the name, address and telephone number of the contractor that will be responsible for removal of all Hazardous Materials disposed of by Tenant from the Premises and/or the Project.

             29.31.10 Tenant shall provide Landlord with a copy of its Chemical Hygiene Plan (as set forth in OSHA 1910.1450) annually, or more often as and when it is amended.

     29.32   DEVELOPMENT OF THE PROJECT.

             29.32.1 SUBDIVISION. Subject to the requirements of ARTICLE 28, Landlord reserves the right to further subdivide all or a portion of the Project and to add to, remove, or otherwise change the parking areas and Common Areas (subject to the restrictions set forth in SECTION 1.3, above), so long as such adjustment does not materially interfere with Tenant's use, enjoyment or occupancy of the Premises. In the event of any such change, an equitable adjustment to the Tenant's Share, if appropriate, shall be made. In the event of a reduction in the Common Areas, the square footage in the Project and the Premises shall be recalculated, if applicable, as set forth in SECTION 1.3, above.

             29.32.2 OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project, provided, however, that if any Direct Expenses related to the Other Improvements are being allocated to the Project, the limitations set forth in Section 4 above shall apply to such Direct Expenses, and provided further, that the Additional Rent payable by Tenant pursuant to Section 4 of this Lease shall not increase solely as a result of such allocation (i.e. shall not increase more than it would have increased in the absence of such allocation). Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

             29.32.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Landlord agrees to exercise commercially reasonable efforts to minimize any interference with Tenant's use and enjoyment of the Premises associated with such construction. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction, provided such construction by Landlord

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does not interfere with Tenant's use or occupancy of the Premises, the Project or the Common Areas for the Permitted Use.

     29.33 NO CONSEQUENTIAL DAMAGES. Notwithstanding any provision of this Lease to the contrary, except as specifically set forth in ARTICLE 16 of this lease, under no circumstances shall either party hereto be liable to the other party for any consequential, incidental, punitive or special damages.

     29.34 COMPLIANCE WITH TIF AGREEMENT. Landlord and Tenant acknowledge that there is a Tax Increment Financing Agreement by and between the City of Marlborough and BNP Leasing Corporation dated January 31, 1997, as amended by an Agreement by and between the City of Marlborough and 3Com Corporation dated February 25, 2002, concerning the Property (the "TIF Agreement"). Tenant agrees to provide Landlord on or before July 10 annually with a statement substantially in the form attached hereto as EXHIBIT F for the prior fiscal year ending June 30, and a statement setting forth the total number of jobs located at the Premises for the same period, and such other information as may reasonably be requested by Landlord to facilitate Landlord's compliance with any requirements of the TIF Agreement.

     29.35 TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, but not more than once in any twelve month period, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Premises, Building or Project. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

                                   ARTICLE 30

                              RIGHT OF FIRST OFFER

     Provided that no event of default has occurred and is continuing under the terms of this Lease, and subject to any rights granted to other tenants occupying such space to extend or renew their lease(s), Tenant shall have the right of first offer with respect to any space which becomes available on the fourth floor of the Building. Landlord shall give Tenant written notice ("Landlord's Notice") at least thirty (30) days prior to the date on which any such space ("Expansion Space") is expected to become available and the terms under which Landlord is willing to lease such Expansion Space to Tenant (including the initial Base Rent, rights to extend, if any, and how the Base Rent will be determined during such extended terms), and Tenant shall have the right to be exercised in writing within ten (10) days thereafter, to agree to lease such space upon said terms and conditions. Landlord shall prepare and deliver to Tenant an amendment to this lease or a lease for any such Expansion Space, substantially in the same form as this Lease but incorporating the terms and conditions contained in Landlord's Notice, and if Tenant does not enter into such amendment or lease within ten days thereafter, Tenant will be deemed to have waived its right of first offer with respect to that particular portion of Expansion Space offered and Landlord may offer the Expansion Space to any party upon terms

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that Landlord deems appropriate. Tenant's right of first offer shall be ongoing during the duration of the Lease Term with respect to any portion of the Expansion Space not previously included in a Landlord's Notice, notwithstanding Tenant's refusal of any portion of Expansion Space offered to Tenant at any time during the Lease Term. Nothing in this Section is intended to preclude or limit Landlord's right to grant tenants of such Expansion Space renewal rights or expansion rights which shall have priority over the rights of Tenant under this Lease.

                                   ARTICLE 31

                                 SATELLITE DISH

     31.1    SATELLITE DISH. Subject to the provisions and conditions of this
Article 31, Landlord hereby consents to the installation of a satellite dish antenna in a portion of the roof of the Building (the "SATELLITE DISH"), in such location as may be designated by Landlord, for the sole use of Tenant. Tenant agrees and hereby covenants to Landlord as follows:

             31.1.1 The Satellite Dish shall not be visible from ground level, and shall not exceed thirty inches in diameter and shall not project more than five feet above the roof surface of the Building, unless otherwise approved by Landlord which approval shall not be unreasonably withheld;

             31.1.2 Installation, service, repair, maintenance and removal of the Satellite Dish shall be performed by a reputable contractor that has been approved by Landlord in writing. Installation, service, repair and maintenance of the Satellite Dish shall be performed during normal office hours (8:00 a.m. to 5:00 p.m., Monday to Friday). Tenant shall have access to the roof of the Building for the purposes of such maintenance; provided, however, that Tenant shall not have access to the roof of any building in the Project unless accompanied by Landlord's agent;

             31.1.3 The installation, operation and maintenance of the Satellite Dish shall not interfere with the peaceful enjoyment by any other tenant of its respective premises and/or the operation of any other antennae or satellite dishes which may be permitted by Landlord;

             31.1.4 Tenant shall be solely liable for the installation, maintenance, repair and removal of the Satellite Dish, and shall remove the Satellite Dish and repair any damage caused by such removal prior to the expiration or earlier termination of the Lease. The installation of the Satellite Dish and operation, maintenance and removal of the Satellite Dish shall be performed (i) in a good and workmanlike manner, so that they would not create a hazard to life or property; (ii) in compliance with all applicable federal, state and local laws, regulations and ordinances, (iii) with due care and regard for safety and in a manner that will not cause injury or death to persons or damage to property; (iv) so that no lien or other encumbrance shall be placed on any portion of the Project, and (v) in a way that will not limit or void any warranty on the roof nor cause nor permit leaking of the roof, nor impair the structural integrity of any building in the Project; and

             31.1.5 Tenant shall insure that its use and operation of the Satellite Dish does not create a nuisance.

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     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.


                                        "LANDLORD":

                                        MARLBOROUGH CAMPUS LIMITED
                                        PARTNERSHIP, a Massachusetts limited
                                        partnership

                                        By: Bergen of Marlborough, Inc., general
                                        partner

                                            By:
                                                --------------------------------
                                            Its:
                                                --------------------------------

                                        "TENANT":
                                        EXACT SCIENCES CORPORATION
Attest:
                                        By:
                                           -------------------------------------
By:                                        Name:
   --------------------------              Title:
     Name:
     Title:                             (Corporate Seal)

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                        (ACKNOWLEDGMENT FOR CORPORATION)

COMMONWEALTH OF MASSACHUSETTS
                                        SS.:
COUNTY OF _________________

     BE IT REMEMBERED, that on this _____ day of January, 2003, before me, the subscriber, a Notary Public of the Commonwealth of Massachusetts personally appeared _____________________________, who, being by me duly sworn on his oath, does depose and make proof to my satisfaction that he is the __________________ Secretary of EXACT Sciences Corporation, the Tenant named in the foregoing Lease; that _______________________ is ____President of said corporation; that the execution of the foregoing Lease was duly authorized; and the seal affixed to said instrument is the corporate seal and was thereto affixed and said instrument signed and delivered by said __________________ President, as and for his voluntary act and deed and as for the voluntary act and deed of said corporation, in presence of deponent, who thereupon subscribed his name thereto as witness.

Subscribed and sworn to
before me at ___________,
on the date aforesaid.

                                                  --------------------------
                                                  Secretary


---------------------------
Notary Public


(Notarial Seal)

                                       64
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                                    EXHIBIT A


                               OUTLINE OF PREMISES

                                [TO BE ATTACHED]

                                    EXHIBIT B


                                PROJECT SITE PLAN

                                [TO BE ATTACHED]


                                       66
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                                    EXHIBIT C


                                 INVENTORY LIST

                                [TO BE ATTACHED]


                                       67
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                                    EXHIBIT D


                              RULES AND REGULATIONS

                         BUILDING RULES AND REGULATIONS

The following rules and regulations (collectively, the "Rules") shall apply, where applicable, to the Premises, the Building, the parking lot, the Project and the appurtenances thereto:

A.   GENERAL

1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees, contractors or other representatives to loiter in common areas or elsewhere in or about the Building or Project.

2. Any Tenant or vendor sponsored activity or event in Common Area must be approved and scheduled through Landlord's representative.

3. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Tenant shall pay for damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, and Landlord shall not in any case be responsible therefor.

4. Alcoholic beverages (without Landlord's prior written consent), illegal drugs or other illegal controlled substances are not permitted in the Building nor will any person under the influence of the same be permitted in the Building.

5.   No firearms or other weapons are permitted in the Building.

6.   No fighting or "horseplay" will be tolerated at any time in the Building.

7. Fire protection and prevention practices implemented by Landlord from time to time, including participation in fire drills, must be observed by Tenant at all times.

8. Tenant shall not operate or disturb any Building equipment, machinery, valves or electrical controls.

9. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

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10.  No signs, advertisements or notices shall be painted or affixed on or to any windows, doors or other parts of the Building unless approved in writing by Landlord.

11. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment or items, which in all cases shall not in the opinion of Landlord exceed acceptable floor loading and weight distribution requirements. All damage done to the Building by the installation, maintenance, operation, existence or removal of any property of Tenant shall be repaired at the expense of Tenant.

12. No animals, except seeing-eye dogs, shall be brought into or kept in, on or about the Premises.

13. Tenant shall not take any action which would violate Landlord's labor contracts affecting the Building or which would cause any work stoppage, picketing, labor disruption or dispute, or any interference with the business of Landlord or any other tenant or occupant of the Building or with the rights and privileges of any person lawfully in the Building. Tenant shall take any actions necessary to resolve any such work stoppage, picketing, labor disruption, dispute or interference and shall have pickets removed and, at the request of Landlord, immediately terminate at any time any construction work being performed in the Premises giving rise to such labor problems, until such time as Landlord shall have given its written consent for such work to resume, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall have no claim for damages of any nature against Landlord in connection therewith.

14. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's opinion may tend to impair the reputation of the Building or its desirability for Landlord or other tenants. Upon written notice from Landlord, Tenant will refrain from and/or discontinue such publicity immediately.

15. Smoking and discarding of smoking materials are permitted in designated exterior locations only. No smoking is permitted outside the building entrances. Tenant will instruct and notify its visitors and employees of such policy.

16. No awnings or other projections shall be attached to the outside walls (building perimeter) of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord, in Landlord's sole discretion. Window coverings must be Building Standard.

17. Tenant shall cooperate with the Landlord to conserve energy. Before closing and leaving the Premises at any time, Tenant shall exercise reasonable efforts to minimize energy use by turning off lights and equipment not in use.

18. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or by delivery personnel or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sole guards.

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

19. Tenant shall not use the Premises for housing, lodging or sleeping purposes or permit preparation or warming of food in the Premises (except in Landlord provided or approved equipment such as microwave ovens and toaster ovens). Tenant shall not occupy or use the Premises or permit the Premises to be occupied or used for any purpose or act that is in violation of any governmental legal requirement or may be dangerous to persons or property.

20. Tenant shall not make or permit any noise, vibration or odor to emanate from the Premises, or do anything that will create or maintain a nuisance, or do any act injuring the reputation of the Building.

21.  Tenant shall not disturb any other Building occupants.

22. Tenant shall not install or operate any musical or sound producing instrument or device, radio receiver or transmitter, TV receiver or transmitter, or similar device in the Premises, nor install or operate any antenna, aerial, wires or other equipment inside or outside the Premises, nor operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Premises or elsewhere, without in each instance, the prior written approval of Landlord. The use thereof, if permitted, shall be subject to control by Landlord to the end that others shall not be disturbed. Ordinary televisions and radios not requiring exterior antennas are excepted from this prohibition.

23. Tenant shall provide Landlord in writing the names and contact information of two (2) representatives authorized by the Tenant to request Landlord services, either billable or non billable and to act as a liaison for matters related to the Premises.

B.   BUILDING ACCESS & SECURITY

1. No additional locks shall be placed upon any doors, windows or transoms in or to the Premises, nor shall Tenant change existing locks or the mechanism thereof, without Landlord's permission, which permission shall not be unreasonably withheld, conditioned or delayed.

2. Tenant shall not use or occupy the Premises in any manner or for any purpose which would injure the reputation or impair the present or future value of the Premises or the Building.

3. Bicycles and other vehicles are not permitted inside or on the walkways outside the Building, except in those areas specifically designated by Landlord for such purposes.

4. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents, and shall provide Tenant with notice thereof. Tenant, Tenant's agents, employees, contractors, guests and invitees shall comply with Landlord's reasonable requirements relative thereto.

5. Canvassing, soliciting, and peddling in or about the Building is prohibited. Tenant, its employees, agents and contractors shall cooperate with said policy, and Tenant shall use its best efforts to prevent the same by Tenant's invitees.

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6.   Tenant and its employees, agents, contractors, invitees and licensees are limited to the Premises and the Common Areas. Tenant and its employees, agents, contractors, invitees and licensees may not enter other areas of the Building or Project (other than the conference rooms) except when accompanied by an escort from Landlord and shall sign in/out at building reception.

7. Tenant acknowledges that Building security problems may occur which may require the employment of extreme security measures in the day-to-day operation of the Building. Accordingly, Tenant agrees to cooperate and cause its employees, contractors and other representatives to cooperate fully with Landlord in the implementation of any reasonable security procedures.

8. Tenant shall comply with all federal, state and local, criminal, civil, safety, health and environmental codes, laws, and ordinances relating to its use of leased space.


C.   MAINTENANCE & CUSTODIAL

1. All contractors, contractor's representatives, and installation technicians performing work in the Building shall be subject to Landlord's written prior approval and shall be required to comply with Landlord's standard rules, regulations, policies, and procedures, as the same may be revised from time to time. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which said work shall be performed.

2. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, any electrical equipment which does not bear the U/L (Underwriters Laboratories) seal of approval, or which would overload the electrical system or any part thereof beyond its capacity for proper, efficient and safe operation as determined by Landlord, taking into consideration the overall electrical system and the present and future requirements therefor in the Building. Tenant shall not operate personal electronic devices for individual use such as coffeepots, toasters, refrigerators, space heaters, etc. without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

D.   SHIPPING/RECEIVING

1. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require the use of elevators, stairways, lobby areas, or loading dock areas, shall be restricted to the hours between 8 a.m. and 5 p.m., Monday through Friday, excluding Holidays. An oversize delivery such as furniture and or equipment requires reservations with written advance notification to the Landlord. Tenant is to assume all risk for damage to articles moved and injury to any persons resulting from such activity. If any equipment, property, and/or personnel of Landlord or of any other tenant of the Building is damaged or injured as a result of or in connection with such activity, Tenant shall be solely liable for any and all damage or loss to the extent directly resulting therefrom.

2. All deliveries to or from the Premises shall be made only at such times, in the areas and through the entrances and exits designated for such purposes by Landlord. Tenant shall not permit the process of receiving deliveries to or from the Premises outside of said areas or in a manner that may interfere with the use by any other tenant of its premises or of any Common Areas, any pedestrian use of such area, or any use that is inconsistent with good business practice.

3. All Tenant mail and small packages will be scheduled for pick-up and delivery by carrier or supplier to and from the Premises.

4. Deliveries will be delivered un-skidded (i.e., not on pallets) and arrangements made for inside deliveries to Tenant space. Landlord personnel will not load/unload cargo deliveries for Tenant from the dock.

5. Tenant arranged shipping/receiving location outside the Premises to be approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Dock areas shall not be used for storage or staging by Tenant.

6. The following rules and regulations apply to all loading docks which are available for the use of more than one tenant (and shall not apply to loading docks intended for the exclusive use of any tenant): No tenant shall park or permit any truck or trailer to be parked in any loading dock area except during the time actually need to load or unload materials. In no case shall any truck or trailer be permitted to remain in a loading dock area overnight. If any tenant has been utilizing the loading dock are for a time period in excess of one hour and another tenant requires access to the loading dock area, the first tenant shall vacate the loading dock area and make it available to the second tenant. No tenant may utilize more than one loading dock at a time if another tenant requires access to the loading dock and a loading dock is not available for the second tenant's use.

E.   FOOD SERVICE

1. No open flame cooking or competing food service or vending machines will be permitted in the Premises.

2. Tenant shall not remove food service property from the cafe including trays, dishes, glasses, cups, utensils. Disposal utensils are provided.

F.   RULES FOR USE OF ACCESS CARDS

Each of Tenant's employees and on-site contractors shall be issued an access card. The access card serves as a "key" that allows access to card reader controlled doors.

The access card will ONLY act as a key on doors leading to the Premises and Common Areas. Care should be used to prevent excessive bending or abuse that may cause damage to the card.

1.   Do not allow others to use your card.

2.   Report a lost, stolen, or damaged card immediately.

3. If a door is equipped with a card reader - use the reader to access. Do not "prop" doors open to bypass the system.

4. A "Tailgater" is an individual without an access card who follows an employee in or out of a door after that employee has used their card to access a door. Tailgating is not allowed.

5. If Landlord provides Tenant with any access cards or badges, a fee of $20.00 will be charged for each badge or access card issued.

6. In all cases, Tenant agrees to promptly notify Landlord when access badges are to be deactivated in cases such as termination, non-use, lost badge, etc.

                                    EXHIBIT E

                              ESTOPPEL CERTIFICATE


Date [Name and Address of Landlord/Purchaser] and/or
         [Name and Address of Mortgagee]

It is our understanding that you are purchasing from ___________________________ ("Landlord"), [and/or are providing financing in connection with the acquisition or refinancing of the] property located at _________________, ____________________________, Massachusetts (the "Property") and in connection therewith have required this certification by the undersigned.

Reference is made to a Lease dated ________________, between Landlord and the undersigned as Tenant (the "Lease") for certain premises (the "Premises") located at the Property. The undersigned, as Tenant, hereby certifies that:

1. The term of the Lease commenced on __________, 20__ and ends on __________, 20__ (the "Expiration Date"). Tenant has no right to renew or extend the term of the Lease, except as follows: _______

2. The undersigned has accepted and presently occupies the premises described in the Lease as Tenant.

3. The Base Rent under the Lease is currently $__________________ per month, and has been paid through __________________, 20__. Tenant currently pays $______ per month as its estimated Share of Operating Expenses in excess of Operating Expenses for ____ (which is the Base Year), and $_______ per month as its estimated Share of Tax Expenses in excess of Tax Expenses for fiscal year July, 200__ to June, 20__.

4. The Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way and, to the knowledge of the undersigned, neither party is in default thereunder, and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default except as follows: _________

5. The Lease represents the entire agreement between Landlord and the undersigned.

6. On this date, there are no existing defenses or offsets which the undersigned has against the enforcement of the Lease by Landlord.

7. The undersigned Tenant is in occupancy of the premises described in the Lease and is actually conducting its business therein, which business is the use permitted under the Lease. Tenant has not sublet nor assigned its interest in the Lease except as follows: _______

8. No rent has been paid more than one month in advance of its due date under the Lease.

9. Landlord holds a security deposit of $________. Landlord has no obligation to segregate the security deposit or to pay interest thereon.

10. Tenant has no option or right of first refusal to purchase all or any portion of the Property, no option(s) to expand, nor any option to terminate the Lease prior to the Expiration Date except as follows:
     ____________

11. All construction, alterations or improvements required to be performed by Landlord have been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given.

12. To Tenant's knowledge, no refunds or other credits are due to Tenant for Direct Expenses (as defined in the Lease) paid to Landlord as additional rent for any calendar years ending on or before December 31, 200__.

13. No actions have been filed by or are pending against Tenant under the bankruptcy laws of the United States or any state thereof.

14. No work has been performed by or at the request of Tenant for which a mechanic's or materialmen's lien may be filed against the Premises.

15. The signatory below is authorized to execute this Estoppel Certificate on behalf of Tenant.


     Executed as an instrument under seal on __________, 20__.


                                            Very truly yours,

                                            -----------------------------------
                                            Tenant

                                   EXHIBIT E-1
                           LESSEE ESTOPPEL CERTIFICATE


WELLS FARGO BANK, NATIONAL
ASSOCIATION, ("LENDER")
c/o Real Estate Group
1750 H Street, N.W.
Suite 400
Washington, D.C. 20006
Attn: Loan Administration Manager


RE:  Lease dated __________________, [AND AMENDED ON _______________________]
     (the "LEASE") by and between _____________________________________, a _____
     limited liability company, as lessor ("LESSOR") and ___________, as lessee ("LESSEE") with respect to certain premises (THE "LEASED PREMISES") located at 3Com Drive, Marlborough, Massachusetts (the "PROPERTY")

Ladies/Gentlemen:

The undersigned hereby acknowledges that Lessor intends to encumber the Property with a deed of trust in favor of Lender. The undersigned further acknowledges the right of Lessor, Lender and any and all of Lessor's present and future lenders to rely upon the statements and representations of the undersigned contained in this Certificate and further acknowledges that any loan secured by any such deed of trust or further deeds of trust will be made and entered into in material reliance on this Certificate.

Given the foregoing, the undersigned Lessee hereby certifies and represents unto Lender, its successors and assigns, with respect to the above described Lease, a true and correct copy of which is attached as EXHIBIT A hereto, as follows:

     1. All space and improvements covered by the Lease have been completed and furnished to the satisfaction of Lessee, all conditions required under the Lease have been met, and Lessee has accepted and taken possession of and presently occupies the Leased Premises, consisting of approximately ______________ square feet.

     2. The Lease is for a total term of _____________ years, _________ months commencing ________________, and ending ____________________, and has not been modified, altered or amended in any respect and contains the entire agreement between Lessor and Lessee, except as follows:
     ___________________________________________________ (LIST AMENDMENTS AND
     MODIFICATIONS OTHER THAN THOSE, IF ANY, ATTACHED TO AND FORMING A PART OF THE LEASE AS WELL AS ANY VERBAL AGREEMENTS, OR WRITE "NONE").

     3. As of the date hereof, the annual minimum rent under the Lease is $_______________, subject to any escalation and/or percentage rent and/or common area maintenance charges, in accordance with the terms and provisions of the Lease. The "BASE YEAR" for any escalation is
     _______________.

     4. No rent has been paid by Lessee in advance under the Lease except for $___________, which amount represents rent for the period beginning _________________ and ending __________________
     and Lessee has no charge or claim of offset under said Lease or otherwise, against rents or other amounts due or to become due thereunder. No "discounts", "free rent" or "discounted rent" have been agreed to or are in effect except for_________________________________________________________
     __________________________________________.

     5. A security deposit of $_____________ has been made and is currently being held by Lessor. Such security deposit IS/IS NOT in the form of cash and, if not in the form of cash, a copy thereof is attached hereto as EXHIBIT B.

     6. Lessee has no claim against Lessor for any deposit or prepaid rent except as provided in PARAGRAPHS 4 AND 5 above.

     7. The Lessor has satisfied all commitments, arrangements or understandings made to induce Lessee to enter into the Lease, and the Lessor is not in any respect in default in the performance of the terms and provisions of the Lease, nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default.

     8. Lessee is not in any respect in default under the terms and provisions of the Lease (nor is there now any fact or condition which, with notice or lapse of time or both, would become such a default) and has not assigned, transferred or hypothecated its interest under the Lease, except as follows: ___________________________________.

     9. Except as expressly provided in the Lease or in any amendment or supplement to the Lease, Lessee: (i) does not have any right to renew or extend the term of the Lease; (ii) does not have any option or preferential right to purchase all or any part of the Leased Premises or all or any part of the building or premises of which the Leased Premises are a part; and
     (iii) does not have right, title, or interest with respect to the Leased Premises other than as lessee under the Lease. There are no understandings, contracts, agreements, subleases, assignments, or commitments of any kind whatsoever with respect to the Lease or the Leased Premises except as expressly provided in the Lease or in any amendment or supplement to the Lease set forth in PARAGRAPH 2 above, copies of which are attached hereto.

     10. The Lease is in full force and effect and Lessee has no defenses, setoffs, or counterclaims against Lessor arising out of the Lease or in any way relating thereto or arising out of any other transactions between Lessee and Lessor.

     11. The current address to which all notices to Lessee as required under the Lease should be sent is:

     __________________________________________________________.


          Dated:                                     "LESSEE"
                -------------

                                                     LESSEE SIGNATURE BLOCK HERE

                                    EXHIBIT F
                              ANNUAL REPORTING FORM
                               MARLBOROUGH CAMPUS
                      (TENANT: EXACT Sciences Corporation)

1.   CONTACT INFORMATION (please type or print):
          Business Name:  EXACT Sciences Corporation
          Address:
          City/State/Zip:
          Contact Person:
          Telephone:
          Fax:
          Date Project was certified by the EACC:  January 31, 1997

2.   NEW HIRES AT PROJECT LOCATION (ONLY PERMANENT FULL-TIME JOBS):
          FY 20___ Hires (7/1/20___ through 6/30/20__): ________
          Number of FY 20___ Hires That Reside in the Economic Target Area of Ashland*Framingham*Hudson*Marlborough*Northborough :_______
          Total Hires (_____________ through 6/30/20__): _________
          Number of Total Hires That Reside in the Economic Target
          Area: ______
          Average Wage of Employees Hired Since Date of EACC
          Certification: _________

3. TOTAL PERMANENT FULL-TIME JOBS LOCATED AT THE PROJECT AS OF JUNE 30, 20____: ________

4.   AUTHORIZATION:

          I , (print name and title) __________________________________________
          hereby certify that the information within this Annual Reporting Form is true and accurate.


                                        ----------------------------------------
                                        (Signature)                     (Date)


          PLEASE RETURN COMPLETED FORM TO LANDLORD BY JULY 10, ANNUALLY

                                    EXHIBIT G
 LIST OF HAZARDOUS MATERIALS USED BY TENANT IN CONNECTION WITH THE PERMITTED USE

Item                                                                         Estimated Quantity
-----------------------------------------------------------------------------------------------------------
0.1N HCL                                                                     1L
-----------------------------------------------------------------------------------------------------------
0.25M EDTA                                                                   500mL
-----------------------------------------------------------------------------------------------------------
1[3-(dimethylamino)propyl]-3-ethylearbodiimidehydrochloride, 98%             20g
-----------------------------------------------------------------------------------------------------------
10x MOPS                                                                     250mL
-----------------------------------------------------------------------------------------------------------
11N Hydrochloric Acid                                                        300mL
-----------------------------------------------------------------------------------------------------------
1-Hydroxybenzotriazole                                                       5g
-----------------------------------------------------------------------------------------------------------
1-Methylimidazole, 99%                                                       100ml
-----------------------------------------------------------------------------------------------------------
2-Mercaptoethanol                                                            125mL
-----------------------------------------------------------------------------------------------------------
Acetic Acid, glacial                                                         5L
-----------------------------------------------------------------------------------------------------------
Acetone                                                                      2L
-----------------------------------------------------------------------------------------------------------
Acrylamide                                                                   1.5kg
-----------------------------------------------------------------------------------------------------------
Acrylamide/Bis-Acrylamide 19:1 Ratio                                         1.6L
-----------------------------------------------------------------------------------------------------------
Acrylamide/Bis-Acrylamide premix powder 20:1                                 30g
-----------------------------------------------------------------------------------------------------------
Alconox                                                                      1kg
-----------------------------------------------------------------------------------------------------------
Ammonium Acetate 7.5 M solution                                              250mL
-----------------------------------------------------------------------------------------------------------
Ammonium Acetate, molecular biology reagent                                  1kg
-----------------------------------------------------------------------------------------------------------
Ammonium Chloride, molecular biology reagent                                 1kg
-----------------------------------------------------------------------------------------------------------
Ammonium Hydroxide                                                           500mL
-----------------------------------------------------------------------------------------------------------
Ammonium Persulfate                                                          148g
-----------------------------------------------------------------------------------------------------------
Ammonium Sulfate, molecular biology reagent                                  500g
-----------------------------------------------------------------------------------------------------------
Argon, compressed                                                            4 tanks
-----------------------------------------------------------------------------------------------------------
BICINE                                                                       250g
-----------------------------------------------------------------------------------------------------------
Bind Saline                                                                  600mL
-----------------------------------------------------------------------------------------------------------
Boric Acid                                                                   1kg
-----------------------------------------------------------------------------------------------------------
Bromphenol Blue Sodium, molecular biology reagent                            12.5g
-----------------------------------------------------------------------------------------------------------
Calcium Chloride Dihydrate, molecular biology reagent                        550g
-----------------------------------------------------------------------------------------------------------
Chelex Resin                                                                 100g
-----------------------------------------------------------------------------------------------------------
Ches, Sigmaultra                                                             100g
-----------------------------------------------------------------------------------------------------------
Chloroform, ACS grade                                                        500ml
-----------------------------------------------------------------------------------------------------------
Chloroform, molecular biology reagent                                        76L
-----------------------------------------------------------------------------------------------------------
Citric Acid Free Acid Anhydrous Crystalline                                  500g
-----------------------------------------------------------------------------------------------------------
Citric Acid, monohydrate                                                     500g
-----------------------------------------------------------------------------------------------------------
Citric Acid, trisodium salt dihydrate                                        500g
-----------------------------------------------------------------------------------------------------------
Clorox Germicidal Bleach                                                     20gal
-----------------------------------------------------------------------------------------------------------
Coomasie Blue                                                                10g
-----------------------------------------------------------------------------------------------------------
D-(+)- glucose                                                               250g
-----------------------------------------------------------------------------------------------------------
Desiccant                                                                    1kg
-----------------------------------------------------------------------------------------------------------
Diatomaceous Earth                                                           500g
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Dimethyl Sulfoxide, molecular biology reagent                                150ml
-----------------------------------------------------------------------------------------------------------
Diphenyliodonium Chloride, 97%                                               2g
-----------------------------------------------------------------------------------------------------------
EDTA disodium dihydrate salt                                                 500g
-----------------------------------------------------------------------------------------------------------
EDTA disodium salt                                                           500g
-----------------------------------------------------------------------------------------------------------
EDTA, 0.5 M pH 8.0                                                           1.5L
-----------------------------------------------------------------------------------------------------------
EGDA                                                                         50g
-----------------------------------------------------------------------------------------------------------
EGTA                                                                         100g
-----------------------------------------------------------------------------------------------------------
Ethanolamine free base                                                       450ml
-----------------------------------------------------------------------------------------------------------
Ethidium Bromide, 95%                                                        200ml/5g
-----------------------------------------------------------------------------------------------------------
Ethyl Alcohol USP, 200 proof                                                 18 gal
-----------------------------------------------------------------------------------------------------------
Ficoll, molecular biology reagent                                            75g
-----------------------------------------------------------------------------------------------------------
Formamide, HD                                                                300ml +/- 200ml
-----------------------------------------------------------------------------------------------------------
Formamide, P.A.                                                              1.3L +/- 1L
-----------------------------------------------------------------------------------------------------------
Gamma-Methacryloxypropyl Trimethoxysilane                                    3ml
-----------------------------------------------------------------------------------------------------------
Gelatin                                                                      100g
-----------------------------------------------------------------------------------------------------------
Glycerol                                                                     3L
-----------------------------------------------------------------------------------------------------------
Glycine free base, molecular biology reagent                                 1.2kg
-----------------------------------------------------------------------------------------------------------
Guanidine                                                                    100g
-----------------------------------------------------------------------------------------------------------
Guanidine Isothiocyanate                                                     6kg +/- 2kg
-----------------------------------------------------------------------------------------------------------
HEPES                                                                        100g
-----------------------------------------------------------------------------------------------------------
Hexadecyltrimethylammonium bromide, for molecular biology                    250g
-----------------------------------------------------------------------------------------------------------
Hexamine Cobalt (III) Chloride                                               5g
-----------------------------------------------------------------------------------------------------------
Hydrochloric Acid solution 1.0 N                                             11L
-----------------------------------------------------------------------------------------------------------
Hydrochloric Acid, ACS reagent                                               400ml
-----------------------------------------------------------------------------------------------------------
Hydrochloric Acid, Volumetric Standard 0.2N Solution in water                1.5L
-----------------------------------------------------------------------------------------------------------
Hydroquinone                                                                 500g
-----------------------------------------------------------------------------------------------------------
Isoamyl alcohol, ACS reagent                                                 10L
-----------------------------------------------------------------------------------------------------------
Isopropanol, 99%                                                             32gal +/- 25gal
-----------------------------------------------------------------------------------------------------------
Isopropanol, molecular biology reagent                                       1L
-----------------------------------------------------------------------------------------------------------
Kanamyacin                                                                   1g
-----------------------------------------------------------------------------------------------------------
LICOR MSDS's
-----------------------------------------------------------------------------------------------------------
Lipids                                                                       1g
-----------------------------------------------------------------------------------------------------------
Manganese Chloride Hexahydrate                                               325g
-----------------------------------------------------------------------------------------------------------
Mangnesium Sulfate                                                           10mL
-----------------------------------------------------------------------------------------------------------
Meatphor Agarose                                                             25g
-----------------------------------------------------------------------------------------------------------
MES free acid, molecular biology reagent                                     100g
-----------------------------------------------------------------------------------------------------------
Methanol, spectrophotometric grade                                           9L
-----------------------------------------------------------------------------------------------------------
Methylene Blue                                                               25g
-----------------------------------------------------------------------------------------------------------
Methylene Chloride                                                           500mL
-----------------------------------------------------------------------------------------------------------
MICRO BCA Protein Assay Reagent Kit                                          1 kit
-----------------------------------------------------------------------------------------------------------
Mineral Oil, white, light                                                    1.7L
-----------------------------------------------------------------------------------------------------------
Mixed Bed Resin                                                              100g
-----------------------------------------------------------------------------------------------------------
MOPS                                                                         100g
-----------------------------------------------------------------------------------------------------------
N, N- Dimethyl Formamide                                                     500mL
-----------------------------------------------------------------------------------------------------------
N,N'-Methylene-Bis-Acrylamide                                                25g
-----------------------------------------------------------------------------------------------------------
Nickel Chloride Hexahydrate                                                  100g
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Nusieve 3:1 Agarose                                                          2.2kg +/- 2kg
-----------------------------------------------------------------------------------------------------------
Orange G Sodium, molecular biology grade                                     500mL
-----------------------------------------------------------------------------------------------------------
PEG 10000                                                                    500g
-----------------------------------------------------------------------------------------------------------
PEG 8000                                                                     5kg
-----------------------------------------------------------------------------------------------------------
Phenol, buffer saturated                                                     20L +/- 10L
-----------------------------------------------------------------------------------------------------------
Phosphate Buffered Saline, pH 7.4                                            2.2L
-----------------------------------------------------------------------------------------------------------
Phosphoric Acid, 99.999%                                                     500ml
-----------------------------------------------------------------------------------------------------------
PicoGreen dsDNA Quantitation Kit                                             2
-----------------------------------------------------------------------------------------------------------
Pipes Free Acid GenAR                                                        100g
-----------------------------------------------------------------------------------------------------------
Polyvinylpyrrolidone, molecular biology reagent                              350g
-----------------------------------------------------------------------------------------------------------
POP-6                                                                        1L +/- 500mL
-----------------------------------------------------------------------------------------------------------
Potassium Acetate                                                            250g
-----------------------------------------------------------------------------------------------------------
Potassium Acetate                                                            500g
-----------------------------------------------------------------------------------------------------------
Potassium Chloride, molecular biology reagent                                2kg
-----------------------------------------------------------------------------------------------------------
Potassium Ferrocyanide                                                       100g
-----------------------------------------------------------------------------------------------------------
Potassium Hydroxide (0.1N)                                                   1L
-----------------------------------------------------------------------------------------------------------
Potassium Phosphate Dibasic: Trihydrate, molecular biology reagent           750g
-----------------------------------------------------------------------------------------------------------
Potassium Phosphate, monobasic                                               750g
-----------------------------------------------------------------------------------------------------------
Prosieve 50X gel Solution                                                    125mL
-----------------------------------------------------------------------------------------------------------
Protease(Quiagen)                                                            30AU
-----------------------------------------------------------------------------------------------------------
Qigagen Midi Prep Kits                                                       20 tests
-----------------------------------------------------------------------------------------------------------
Quiagen Mini Preps                                                           750 tests
-----------------------------------------------------------------------------------------------------------
Saline Sodium Citrate 20X Solution (SSC)                                     8L
-----------------------------------------------------------------------------------------------------------
Sand, white quartz                                                           1kg
-----------------------------------------------------------------------------------------------------------
SDS Solution, 10%                                                            15L
-----------------------------------------------------------------------------------------------------------
Seakem Agarose                                                               1.2kg +/- 500g
-----------------------------------------------------------------------------------------------------------
Seaplaque Agarose GTG                                                        25g
-----------------------------------------------------------------------------------------------------------
Sec-Butanol                                                                  250mL
-----------------------------------------------------------------------------------------------------------
Sephadex                                                                     50g
-----------------------------------------------------------------------------------------------------------
Sodium Acetate Anhydrous                                                     2.5kg
-----------------------------------------------------------------------------------------------------------
Sodium Acetate Buffer Solution                                               13L
-----------------------------------------------------------------------------------------------------------
Sodium Azide                                                                 50g
-----------------------------------------------------------------------------------------------------------
Sodium Azide, Sigmaultra                                                     25g
-----------------------------------------------------------------------------------------------------------
Sodium Bicarbonate, ACS Reagent                                              1.5kg
-----------------------------------------------------------------------------------------------------------
Sodium Bisulfite                                                             100g
-----------------------------------------------------------------------------------------------------------
Sodium Borate                                                                500g
-----------------------------------------------------------------------------------------------------------
Sodium Carbonate Anhydrous, Sigmaultra                                       500g
-----------------------------------------------------------------------------------------------------------
Sodium Chloride Anhydrous Sigmaultra                                         1.5kg
-----------------------------------------------------------------------------------------------------------
Sodium Chloride, molecular biology reagent                                   17.5L
-----------------------------------------------------------------------------------------------------------
Sodium Citrate Dihydrate, ACS Reagent                                        1kg
-----------------------------------------------------------------------------------------------------------
Sodium Cyanoborohydride                                                      75g
-----------------------------------------------------------------------------------------------------------
Sodium Dodecyl Sulfate                                                       600g
-----------------------------------------------------------------------------------------------------------
Sodium Hydroxide 10M                                                         100mL
-----------------------------------------------------------------------------------------------------------
Sodium Hydroxide Anhydrous Pellets                                           1150g
-----------------------------------------------------------------------------------------------------------
Sodium Hydroxide, 50% solution in water                                      500mL
-----------------------------------------------------------------------------------------------------------
Sodium Hydroxide, standard solution, 1 M (1 N)                               6L
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Sodium Hydroxide, volumetric standard, 0.1 N                                 5.5L
-----------------------------------------------------------------------------------------------------------
Sodium Iodide, ACS Reagent                                                   100g
-----------------------------------------------------------------------------------------------------------
Sodium Phosphate Dibasic Anhydrous, Sigmaultra                               5kg
-----------------------------------------------------------------------------------------------------------
Sodium Phosphate Monobasic, Monohydrate, ACS Reagent                         1150g
-----------------------------------------------------------------------------------------------------------
Sodium Phosphate Monobasic, Sodium Phosphate Monobasic                       750g
-----------------------------------------------------------------------------------------------------------
Sodium Pyrophosphate Decahydrate, Sigmaultra                                 100g
-----------------------------------------------------------------------------------------------------------
Sodium Sulfate                                                               1kg
-----------------------------------------------------------------------------------------------------------
Sodium Thiocynate                                                            250g
-----------------------------------------------------------------------------------------------------------
Succinic Anhydride                                                           500g
-----------------------------------------------------------------------------------------------------------
TAE 50X                                                                      2L
-----------------------------------------------------------------------------------------------------------
TAE 50X Solution                                                             101L
-----------------------------------------------------------------------------------------------------------
TEMED                                                                        225ml
-----------------------------------------------------------------------------------------------------------
TEN Buffer                                                                   150gal
-----------------------------------------------------------------------------------------------------------
Tetramethylammonium Chloride Solution, molecular biology reagent             25g
-----------------------------------------------------------------------------------------------------------
Triethylene Glycol Diacrylate                                                250g
-----------------------------------------------------------------------------------------------------------
Trifluoroacetic Acid                                                         25mL
-----------------------------------------------------------------------------------------------------------
Tris                                                                         7kg
-----------------------------------------------------------------------------------------------------------
Tris 1.0M Sterile Solution pH 7.2                                            4L
-----------------------------------------------------------------------------------------------------------
Tris 1.0M Sterile Solution pH 7.4                                            9L
-----------------------------------------------------------------------------------------------------------
Tris 1.0M Sterile Solution pH 9.0                                            1.750L
-----------------------------------------------------------------------------------------------------------
Tris-Acetate-EDTA Buffer, 10x concentrate, molecular biology reagent         7L
-----------------------------------------------------------------------------------------------------------
Tris-Borate EDTA, 10X (TBE)                                                  50L
-----------------------------------------------------------------------------------------------------------
Tris-EDTA Buffer, 100X concentrate, molecular biology reagent                300mL
-----------------------------------------------------------------------------------------------------------
Tris-EDTA Buffer, 1X solution, molecular biology reagent                     34L +/- 20L
-----------------------------------------------------------------------------------------------------------
Triton X-100, molecular biology reagent                                      250ml
-----------------------------------------------------------------------------------------------------------
TRIZMA Sulfate                                                               100g
-----------------------------------------------------------------------------------------------------------
Tween                                                                        1.5L
-----------------------------------------------------------------------------------------------------------
Urea                                                                         1kg
-----------------------------------------------------------------------------------------------------------
Water, Molecular Biology Reagent                                             235L
-----------------------------------------------------------------------------------------------------------
Wizard(R)PCR Preps DNA Purification System                                   2 kits
-----------------------------------------------------------------------------------------------------------
Xylene Cyanole FF                                                            10.5g
-----------------------------------------------------------------------------------------------------------
Xylenes, Mixed ACS Reagent                                                   1.5L
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Item                                                   Estimated               Estimated
                                                       Quantity in House       Quantity in House
                                                       R and D                 Clinical
------------------------------------------------------------------------------------------------------
Stool samples                                          1,000                   5,000
------------------------------------------------------------------------------------------------------
Stool homogenates                                      125,000 X 32 mL         125,000 X 32 mL

------------------------------------------------------------------------------------------------------
Blood samples                                          50,000 X 5 mL           N/A
                                                       Plus an additional
                                                       200/wk
------------------------------------------------------------------------------------------------------
Biohazard Trash                                        20 Boxes                20 Boxes
------------------------------------------------------------------------------------------------------
Contaminated Hoods (Filters) (Low Grade Risk)          10                      10
------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            FORM OF LETTER OF CREDIT

                                    EXHIBIT I
                           NON-DISTURBANCE, ATTORNMENT
                           AND SUBORDINATION AGREEMENT


     THIS NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT (this "AGREEMENT") is made and entered into as of ___________, 2003, by, between and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as lead arranger and administrative agent for itself and other banks (hereinafter referred to as "BENEFICIARY" or "WELLS FARGO"), ________________________________ ("LESSEE"),
and ________________________________________________________, a _____________
limited liability company ("LESSOR").

                                    RECITALS

     A. Lessor has requested that Beneficiary make a loan to be evidenced by a Promissory Note (the "NOTE"), and secured, INTER ALIA, by a Mortgage, Security Agreement, and Assignment of Leases and Rents (the "MORTGAGE "), which Mortgage shall constitute a lien or encumbrance on that certain real property more particularly described in the attached EXHIBIT A (the "PROPERTY").

     B. Lessee is the holder of a leasehold estate covering a portion of the Property (the "DEMISED PREMISES") pursuant to the terms of that certain lease dated ___________________, ____ as amended pursuant to ______________
(collectively, the "LEASE"). A true and correct copy of the Lease has previously been delivered to Beneficiary.

     C. Lessee, Lessor and Beneficiary desire to confirm their understanding with respect to the Lease and the Mortgage.

                                    AGREEMENT

     1. So long as Lessee is not in default (beyond any period given Lessee to cure such default) in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease on Lessee's part to be performed, Lessee's possession and occupancy of the Demised Premises shall not be interfered with or disturbed by Beneficiary during the term of the Lease or any extension thereof duly exercised by Lessee.

     2. Lessee hereby consents to the assignment by Lessor to Beneficiary of the Lease, as set forth in the Mortgage. If the interests of Lessor shall be transferred to and/or owned by Beneficiary by reason of judicial foreclosure, power-of-sale foreclosure or other proceedings brought by it, or by any other manner, including, but not limited to Beneficiary's exercise of its rights under the Mortgage, and Beneficiary succeeds to the interest of the Lessor under the Lease, Lessee shall be bound to Beneficiary under all of the terms, covenants and conditions of the Lease for the balance of the remaining term thereof and any extension thereof duly exercised by Lessee, with the same force and effect as if Beneficiary were the Lessor under the Lease, and Lessee does hereby attorn to Beneficiary as its lessor, said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Beneficiary's succeeding to the interest of the lessor under the Lease; provided, however, that Lessee shall be under no obligation to direct its payment of rent to Beneficiary until Lessee receives written notice from Beneficiary that it has succeeded to the interest of Lessor under the Lease or that it has terminated the Lessor's right to collect rents as provided in the Mortgage. The respective rights and obligations of Lessee and Beneficiary upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extension, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference with the same force and effect as if set forth in full herein.

     3. If Beneficiary shall succeed to the interest of Lessor under the Lease, Beneficiary shall, subject to the last sentence of this SECTION 3, be bound to Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Beneficiary shall not be:

          (a) Liable for any act or omission of any prior lessor (including Lessor); or

          (b) Subject to any offsets, defenses or counterclaims which Lessee might have against any prior lessor (including Lessor); or

          (c) Bound by any rent, additional rent or advance rent which Lessee might have paid for more than the current month to any prior lessor (including Lessor) and all such rent shall remain due and owing notwithstanding such advance payment; or

          (d) Bound by any amendment or modification of the Lease made without its consent and written approval; or

                 (e) Required to restore the building, complete any improvements or otherwise perform the obligations of Lessor under the Lease in the event of a foreclosure of the Mortgage or acceptance by Beneficiary of a deed in lieu of foreclosure, in either instance prior to full restoration of the building or completion of any improvements.

     Neither Wells Fargo nor any other party who, from time to time, shall be included in the definition of the term "Beneficiary" hereunder shall have any liability or responsibility under or pursuant to the terms of this Agreement or the Lease after it ceases to own a fee interest in or to the property described on EXHIBIT A.

     4. Subject to the terms of this Agreement (including, but not limited to, those in SECTION 2 hereof), the Lease and the terms thereof are, and shall at all times continue to be, subject and subordinate in each and every respect, to the Mortgage and their respective terms, to any and all renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage, and to all other liens now or hereafter serving as security for the Note. Nothing herein contained shall be deemed or construed as limiting or restricting the enforcement by Beneficiary of any of the terms, covenants, provisions or remedies of the Mortgage, whether or not consistent with the Lease.

     5. The term "Beneficiary" shall be deemed to include Wells Fargo and all of its successors and assigns, including anyone who shall have succeeded to Lessor's interest by, through or under judicial or power-of-sale foreclosure or other proceedings brought pursuant to the Mortgage, or deed in lieu of such foreclosure or proceedings, or otherwise.

     6. In the absence of the prior written consent of Beneficiary, Lessee agrees not to do any of the following: (a) prepay the rent under the Lease for more than one (1) month in advance, (b) enter into any agreement with the Lessor to amend or modify the Lease, (c) voluntarily surrender the Demised Premises or, except as expressly permitted under the Lease, terminate the Lease prior to the expiration date thereof set forth in the Lease, and (d) sublease or assign the Demised Premises.

     7. In the event Lessor shall fail to perform or observe any of the terms, conditions or agreements in the Lease, Lessee shall give written notice thereof to Beneficiary and Beneficiary shall have the right (but not the obligation) to cure such failure. Lessee shall not take any action with respect to such failure under the Lease, including, without limitation, any action in order to terminate, rescind or avoid the Lease or to withhold any rent thereunder, for a period of thirty (30) days after receipt of such written notice by Beneficiary; provided, however, that in the case of any default which cannot with diligence be cured within said 30-day period, if Beneficiary shall proceed promptly to cure such failure and thereafter prosecute the curing of such failure with diligence and continuity, the time within which such failure may be cured shall be extended for such period as may be necessary to complete the curing of such failure with diligence and continuity.

     8. So long as the loan evidenced by the Note (the "LOAN") is outstanding, Lessee covenants to provide Beneficiary with all information, including, but not limited to evidence of payment of taxes and insurance (if Lessee is obligated for such payments under the Lease) to which the Lessor may be entitled under the Lease.

     9. So long as the Loan is outstanding, Beneficiary or its designee may enter upon the Property at all reasonable times, upon twenty-four (24) hours notice during normal working hours, to visit or inspect the Property and discuss the affairs, finances and accounts of Lessee applicable to the Property or the Lease at such reasonable times as Beneficiary or its designee may request.

     10. Lessee hereby represents and warrants that the Lease and this Agreement have been duly authorized, executed and delivered by Lessee and constitute legal, valid and binding instruments, enforceable against Lessee in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

     11. This Agreement may not be modified orally or in any other manner than by an agreement in writing signed by the parties hereto and their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

     12. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

     13. All notices or other communications required or permitted to be given pursuant to the provisions hereof shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee, or by prepaid telegram. Notice so given in person or by telegram shall be effective upon its deposit. Notice so given by mail shall be effective two (2) days after deposit in the United States mail. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be:

     Lessor: Marlborough Campus Limited Partnership c/o Berwind Property Group, Inc.
                       770 Township Line Road, Suite 150
                       Yardley, PA 19067
                       Attention:       Scott A. Williams
                                        Senior Vice President

     Lessee:
                       ----------------------------------------------------
                       ----------------------------------------------------
                       ----------------------------------------------------
                       ----------------------------------------------------

     Beneficiary:      Wells Fargo Bank, National Association
                       c/o Real Estate Merchant Banking
                       1750 H Street, N.W., Suite 400
                       Washington, D.C.  20006
                       Attention:       Manager - Loan Administration Department

provided, however, that any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other parties in the manner set forth hereinabove.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        ---------------------------------------

                                        By:
                                            -----------------------------------

                                        By:
                                            -----------------------------------
                                                       "Lessee"


STATE OF ______________________     )
                                          )  ss:
COUNTY OF ____________________      )


     I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that _______________________, who is personally well known to me as, or satisfactorily proven to be, the person named as _____________ of in the foregoing Non-Disturbance, Attornment, Estoppel and Subordination Agreement bearing date as of the ____ day of ________, 2003, personally appeared before me in the said jurisdiction, and by virtue of the authority vested in him or her by said Agreement, acknowledged the same to be the act and deed of said organization, and delivered the same as such.

     GIVEN under my hand and official seal this ____ day of _________, 2003.


                                        ---------------------------------------
                                        Notary Public

My Commission Expires:
                       -----------------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

           LESSOR:



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


STATE OF ______________________     )
                                        )  ss:
COUNTY OF ____________________      )

     I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that __________________________, who is personally well known to me as, or satisfactorily proven to be, the person named as the _______________________ of ____________________________, Lessor in the foregoing Non-Disturbance, Attornment, Estoppel and Subordination Agreement bearing date as of the ____ day of _________, 2003, personally appeared before me in the said jurisdiction, and by virtue of the authority vested in him or her by said Agreement, acknowledged the same to be the act and deed of said organization, and delivered the same as such.

     GIVEN under my hand and official seal this ____ day of _________, 2003.


                                        ---------------------------------------
                                        Notary Public

My Commission Expires:
                       -----------------------------------



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By:
                                            ------------------------------------
                                            Erin P. Peart
                                            Vice President

DISTRICT OF COLUMBIA         )  ss:

          I, a Notary Public in and for the aforesaid jurisdiction, do hereby certify that ERIN P. PEART, who is personally well known to me as, or satisfactorily proven to be, the person named as Vice President of Wells Fargo Bank, National Association in the foregoing Non-Disturbance, Attornment, Estoppel and Subordination Agreement bearing date as of the ____ day of _________, 2003, personally appeared before me in the said jurisdiction, and by virtue of the authority vested in him/her by said Agreement, acknowledged the same to be the act and deed of Wells Fargo Bank, National Association, and delivered the same as such.


     GIVEN under my hand and official seal this ____ day of _________, 2003.


                                        ---------------------------------------
                                        Notary Public

My Commission Expires:
                       -----------------------------------

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

                                TABLE OF CONTENTS

                                                                                                               PAGE
MARLBOROUGH OFFICE LEASE..........................................................................................1

ARTICLE 1         PREMISES, BUILDING, PROJECT, AND COMMON AREAS...................................................3
     1.1          The Premises....................................................................................3
     1.2          The Building and The Project....................................................................3
     1.3          Common Areas....................................................................................3
     1.4          Furniture.......................................................................................5
     1.5          Card Key Access.................................................................................5

ARTICLE 2         LEASE TERM......................................................................................5
     2.1          Lease Term......................................................................................5
     2.2          Option to Extend................................................................................6

ARTICLE 3         BASE RENT AND INTERIM RENT......................................................................6
     3.1          Base Rent.......................................................................................6
     32           Interim Rent

ARTICLE 4         ADDITIONAL RENT.................................................................................7
     4.1          General Terms...................................................................................7
     4.2          Definitions of Key Terms Relating to Additional Rent............................................7
     4.3          Allocation of Direct Expenses..................................................................10
     4.4          Calculation and Payment of Additional Rent.....................................................11
     4.5          Taxes and Other Charges for Which Tenant Is Directly Responsible...............................12
     4.6          Landlord's Books and Records...................................................................12
     4.7          Tenant's Electricity Cost......................................................................12

ARTICLE 5         USE OF PREMISES................................................................................13
     5.1          Permitted Use..................................................................................13
     5.2          Prohibited Uses................................................................................13
     5.3          CC&Rs..........................................................................................13
     5.4          Condition of Premises..........................................................................14
     5.5          Demising Plan..................................................................................14
     5.5          Rules and Regulations..........................................................................14


ARTICLE 6         SERVICES AND UTILITIES.........................................................................14
     6.1          Standard Tenant Services.......................................................................14
     6.2          Special Tenant Services........................................................................14
     6.3          Requirements of Tenant.........................................................................15
     6.4          Interruption of Use............................................................................15

ARTICLE 7         REPAIRS........................................................................................16
     7.1          Landlord's Obligations.........................................................................16
     7.2          Tenant's Obligations...........................................................................16

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                               PAGE
ARTICLE 8         ADDITIONS AND ALTERATIONS......................................................................17
     8.1          Landlord's Consent to Alterations..............................................................17
     8.2          Manner of Construction.........................................................................17
     8.3          Payment for Improvements.......................................................................18
     8.4          Construction Insurance.........................................................................18
     8.5          Landlord's Property............................................................................18

ARTICLE 9         COVENANT AGAINST LIENS.........................................................................19

ARTICLE 10        INSURANCE......................................................................................19
     10.1         Indemnification and Waiver.....................................................................19
     10.2         Tenant's Compliance With Landlord's Fire and Casualty Insurance................................20
     10.3         Tenant's Insurance.............................................................................20
     10.4         Form of Policies...............................................................................21
     10.5         Subrogation....................................................................................21
     10.6         Landlord's Insurance...........................................................................22

ARTICLE 11        DAMAGE AND DESTRUCTION.........................................................................22
     11.1         Repair of Damage by Landlord...................................................................22
     11.2         Landlord's Option to Repair....................................................................23
     11.3         Waiver of Statutory Provisions.................................................................23

ARTICLE 12        NON-WAIVER.....................................................................................24

ARTICLE 13        CONDEMNATION...................................................................................24
     13.1         Condemnation...................................................................................24
     13.2         Tenant's Right to Award........................................................................25

ARTICLE 14        ASSIGNMENT AND SUBLETTING......................................................................25
     14.1         Transfers......................................................................................25
     14.2         Landlord's Consent.............................................................................26
     14.3         Transfer Premium...............................................................................27
     14.4         Landlord's Option as to Subject Space..........................................................27
     14.5         Effect of Transfer.............................................................................28
     14.6         Occurrence of Default..........................................................................28
     14.7         Non-Transfers..................................................................................28

ARTICLE 15        SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES.................................29
     15.1         Surrender of Premises..........................................................................29
     15.2         Removal of Tenant Property by Tenant...........................................................29

ARTICLE 16        HOLDING OVER...................................................................................30

ARTICLE 17        ESTOPPEL CERTIFICATES..........................................................................30

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                               PAGE
ARTICLE 18        SUBORDINATION..................................................................................30

ARTICLE 19        DEFAULTS: REMEDIES.............................................................................31
     19.1         Events of Default..............................................................................31
     19.2         Remedies Upon Default..........................................................................32
     19.3         Subleases of Tenant............................................................................33
     19.4         No Relief From Forfeiture After Default........................................................33
     19.5         Efforts to Relet...............................................................................34
     19.6         Landlord Default...............................................................................34

ARTICLE 20        COVENANT OF QUIET ENJOYMENT....................................................................34

ARTICLE 21        SECURITY DEPOSIT...............................................................................34

ARTICLE 22        BACK-UP GENERATOR..............................................................................36

ARTICLE 23        SIGNS..........................................................................................36

ARTICLE 24        COMPLIANCE WITH LAW............................................................................36

ARTICLE 25        LATE CHARGES...................................................................................37

ARTICLE 26        LANDLORD'S RIGHT TO CURE DEFAULT: PAYMENTS BY TENANT...........................................38
     26.1         Landlord's Cure................................................................................38
     26.2         Tenant's Reimbursement.........................................................................38

ARTICLE 27        ENTRY BY LANDLORD..............................................................................38

ARTICLE 28        TENANT PARKING.................................................................................39

ARTICLE 29        MISCELLANEOUS PROVISIONS.......................................................................40
     29.1         Terms; Captions................................................................................40
     29.2         Binding Effect.................................................................................40
     29.3         No Air Rights..................................................................................40
     29.4         Transfer of Landlord's Interest................................................................40
     29.5         Prohibition Against Recording..................................................................40
     29.6         Landlord's Title...............................................................................41
     29.7         Relationship of Parties........................................................................41
     29.8         Application of Payments........................................................................41
     29.9         Time of Essence................................................................................41
     29.10        Partial Invalidity.............................................................................41
     29.11        No Warranty....................................................................................41
     29.12        Landlord Exculpation...........................................................................41
     29.13        Entire Agreement...............................................................................42
     29.14        Right to Lease.................................................................................42
     29.15        Force Majeure..................................................................................42

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                               PAGE
     29.16        Notices........................................................................................42
     29.17        Joint and Several..............................................................................43
     29.18        Authority......................................................................................43
     29.19        Attorneys' Fees................................................................................43
     29.20        Governing Law..................................................................................44
     29.21        Submission of Lease............................................................................44
     29.22        Brokers........................................................................................44
     29.23        Independent Covenants..........................................................................44
     29.24        Project or Building Name and Signage...........................................................44
     29.25        Counterparts...................................................................................45
     29.26        Confidentiality................................................................................45
     29.27        Transportation Management......................................................................45
     29.28        Building Renovations...........................................................................45
     29.29        No Violation...................................................................................45
     29.30        Communications and Computer Lines..............................................................46
     29.31        Hazardous Materials............................................................................46
     29.32        Development of the Project.....................................................................46
     29.33        No Consequential Damages.......................................................................47
     29.34        Compliance with TIF Agreement..................................................................48
     29.35        Tenant's Financial Condition...................................................................48

ARTICLE 30        RIGHT OF FIRST OFFER...........................................................................50

ARTICLE 31        SATELLITE DISH.................................................................................50

List of Exhibits
Exhibit A       Plan of the Premises
Exhibit B       Plan of the Project identifying Buildings 1, 2, 3, and 4
Exhibit C       Furniture Inventory List
Exhibit D       Rules and Regulations
Exhibit E       Form of Estoppel Certificate
Exhibit F       Annual Reporting Form
Exhibit G       List of Hazardous Materials
Exhibit H       Form of Letter of Credit
Exhibit I       Form of SNDA